                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /
    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                     PLAYTEX PRODUCTS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                              [LOGO]

May 15, 1998

TO OUR STOCKHOLDERS:

    On behalf of the Board of Directors and management of Playtex Products, Inc., I cordially invite you to the Annual Meeting of Stockholders to be held on Thursday, June 4, 1998, at 9:30 a.m. at the Regency Hotel, 540 Park Avenue, New York, New York.

    At the Annual Meeting, stockholders will be asked to elect the Board of Directors, approve an amendment to the Company's By-laws, approve an amendment to the Playtex 1994 Stock Option Plan for Directors and Executive and Key Employees and approve the selection of the Corporation's independent auditors, all of which is fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

    It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by so marking and dating the enclosed proxy card. However, if you wish to vote in accordance with the directors' recommendations, all you need do is sign and date the card.

    Please complete and return the proxy card in the enclosed envelope whether or not you plan to attend the meeting. If you do attend and wish to vote in person, you may revoke your proxy at that time.

    If your shares are not registered in your own name and you would like to attend the meeting, please ask the broker, trust, bank or other nominee which holds the shares to provide you with evidence of your share ownership, which will enable you to gain admission to the meeting.

                                          Sincerely,

                                          /s/ Michael R. Gallagher

                                          Michael R. Gallagher
                                          Chief Executive Officer and Director

                             PLAYTEX PRODUCTS, INC.
                              300 NYALA FARMS ROAD
                          WESTPORT, CONNECTICUT 06880

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 4, 1998

    The Annual Meeting of Stockholders of Playtex Products, Inc. (the "Company") will be held at the Regency Hotel, 540 Park Avenue, New York, New York, on Thursday, June 4, 1998 at 9:30 a.m. local time, for the following purposes:

   ITEM 1. To elect a Board of Directors for the ensuing year;

   ITEM 2. To ratify the Amendment to the Company's By-laws requiring that one Non-Purchaser Director (as defined in the By-laws of the Company) be designated by J.W. Childs Equity Partners, L.P.;

   ITEM 3. To ratify the amendment to the Playtex 1994 Stock Option Plan for Directors and Executives and Key Employees (the "1994 Stock Option Plan" or the "Plan");

   ITEM 4. To ratify the selection of the firm of KPMG Peat Marwick LLP as the Company's independent auditors for fiscal year 1998; and

   ITEM 5. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has set the close of business on May 11, 1998 as the record date for determining stockholders entitled to notice of and to vote at the meeting or any adjournment thereof.

    All stockholders are cordially invited to attend the meeting.

                                          By Order of the Board of Directors

                                          /s/ Paul E. Yestrumskas

                                          Paul E. Yestrumskas
                                          VICE PRESIDENT, GENERAL COUNSEL AND
                                          SECRETARY

MAY 15, 1998

IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE SIGNED, DATED AND PROMPTLY
  RETURNED IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED
             WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                             PLAYTEX PRODUCTS, INC.
                              300 NYALA FARMS ROAD
                          WESTPORT, CONNECTICUT 06880

                              --------------------
                                PROXY STATEMENT
                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS

    This Proxy Statement is being furnished to stockholders of Playtex Products, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Stockholders of the Company to be held at the Regency Hotel, 540 Park Avenue, New York, New York, on Thursday, June 4, 1998 at 9:30 a.m. local time, and at any adjournments thereof (the "Annual Meeting"). This Proxy Statement and the accompanying proxy card are being mailed beginning on or about May 15, 1998 to stockholders of the Company on May 11, 1998, the record date for the Annual Meeting (the "Record Date"). The Company's Annual Report to Stockholders for the fiscal year ended December 27, 1997 is included as an appendix to this document.

    Stockholders of the Company are cordially invited to attend the Annual Meeting. Whether or not you expect to attend, it is important that you complete the enclosed proxy card, and sign, date and return it as promptly as possible in the envelope enclosed for that purpose. You have the right to revoke your proxy at any time prior to its use by filing a written notice of revocation with the Secretary of the Company prior to the convening of the Annual Meeting, or by presenting another proxy card with a later date. If you attend the Annual Meeting and desire to vote in person, you may request that your previously submitted proxy card not be used.

    The cost of soliciting proxies and the cost of the Annual Meeting will be borne by the Company. In addition to the solicitation of proxies by mail, proxies may be solicited by personal interview, telephone and similar means by directors, officers or employees of the Company, none of whom will be specially compensated for such activities. The Company also intends to request that brokers, banks and other nominees solicit proxies from their principals and will pay such brokers, banks and other nominees certain expenses incurred by them for such activities.

VOTING RIGHTS

    As of April 8, 1998 the outstanding stock of the Company consisted of 60,282,650 shares of the Company's common stock, par value $.01 per share (the "Common Stock"). Each share of Common Stock is entitled to one vote on each matter that is voted on at the Annual Meeting.

QUORUM; REQUIRED VOTE; VOTING PROCEDURES

    A majority of the outstanding shares of Common Stock must be represented in person or by proxy at the Annual Meeting in order for a quorum to be present. Pursuant to applicable Delaware law, shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular item) will be counted as shares that are present and entitled to vote for purposes of determining a quorum. Directors will be elected by a favorable vote of a plurality of the shares of Common Stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Abstentions and broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Approval of the By-laws Amendment (as defined) requires the approval of the holders of Common Stock representing at least 66 2/3% of the outstanding Common Stock. Each other item to come before the Annual Meeting requires the approval of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such item. Abstentions as to any such item will have the same effect as votes against such item; however, broker non-votes will be treated as not entitled to vote for purposes of determining the vote required for approval of such item and will not have any effect on the outcome of the matter.

    Unless contrary instructions are indicated on the proxy card, all shares of Common Stock represented by valid proxies will be voted FOR the five items listed on the proxy card and described below, and will be voted in the discretion of the proxies in respect of such other business, if any, as may properly be brought before the Annual Meeting. As of the date hereof, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting other than those matters referred to herein. If you give specific voting instructions by marking the boxes on the proxy card, your shares of Common Stock will be voted in accordance with such instructions.

                             ELECTION OF DIRECTORS

    Pursuant to the By-Laws of the Company, the Board of Directors has fixed at eleven the number of directors constituting the Board of Directors. Directors are elected annually by the stockholders and hold office until successors are elected and qualified or until death, resignation or removal. Messrs. Thomas H. Lee and Wyche H. Walton, who are currently directors of the Company, have notified the Company that they will not stand for election as directors of the Company at the Annual Meeting, as a result, only nine persons are being nominated for election as directors. The Company anticipates that at the next meeting of the Board of Directors of the Company the number of directors constituting the Board of Directors will be fixed at nine.

    Each of the nominees set forth below is currently a director of the Company. Each nominee has agreed to serve as a director, if elected, and the Company believes that each nominee will be available to serve. If any nominee is unavailable to serve as a director, the shares may be voted for the election of a substitute nominee as management of the Company may propose.

    Assuming the presence of a quorum, the election of directors requires the favorable vote of a plurality of the shares of Common Stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Under applicable Delaware law, abstentions and broker non-votes as to election of directors will be counted as present for determining a quorum but will not affect the election of candidates receiving a plurality of the votes.

    If a stockholder wishes to withhold authority to vote for any nominee, such stockholder can do so by following the directions set forth on the form of proxy solicited by the Board of Directors or on the ballot distributed at the Annual Meeting if such stockholder wishes to vote in person.

INFORMATION REGARDING NOMINEES

    The names and ages of the nominees, their principal occupations or employment (including their position with the Company, if applicable) during the past five years and other data regarding them is set forth below.

NAME                                                      AGE                            POSITION
----------------------------------------------------     -----     ----------------------------------------------------
Robert B. Haas......................................          50   Chairman and Director
Michael R. Gallagher................................          52   Chief Executive Officer and Director
Michael F. Goss.....................................          38   Executive Vice President, Chief Financial Officer
                                                                   and Director
Kenneth F. Yontz....................................          53   Director
Timothy O. Fisher...................................          48   Director
Douglas D. Wheat....................................          47   Director
Michael R. Eisenson.................................          42   Director
C. Ann Merrifield...................................          47   Director
John W. Childs......................................          56   Director

    Robert B. Haas has been Chairman and a Director of the Company since June 1995. Mr. Haas has been actively involved in private investments since 1978, specializing in leveraged buyouts. He currently serves as Chairman of the Board and Chief Executive Officer of Haas Wheat & Partners Incorporated ("Haas Wheat & Partners") (January 1995-present); Chairman of the Board and Chief Executive Officer of Haas Wheat Advisory Partners Incorporated (1992-present) and Chairman of the Board of Haas & Partners Incorporated (1989-present) (each of which is a private investment firm specializing in leveraged acquisitions). Mr. Haas is also the Chairman and a director of Nebraska Book Company, Inc. (1998-present). Mr. Haas serves as a director of Specialty Foods Acquisition Corporation, Specialty Foods Corporation, Sybron International Corporation, Smarte Carte Corporation, Walls Holding Company, Inc. and NBC Acquisition Corp.

    Michael R. Gallagher has been the Chief Executive Officer and a Director of the Company since July 1995. Prior to joining the Company, Mr. Gallagher was Chief Executive Officer of North America for Reckitt & Colman PLC (1994-1995). Mr. Gallagher was President and Executive Officer of Eastman Kodak's subsidiary L&F Products from 1988 until the subsidiary was sold to Reckitt & Colman PLC in 1994. Mr. Gallagher was President of the Lehn & Fink Consumer Products Division at Sterling Drug from 1984 until the Division was sold to Eastman Kodak in 1988. Mr. Gallagher was President/General Manager of the Household Products Division of the Clorox Company from 1982--1984. Prior to that Mr. Gallagher had various marketing and general management assignments with Clorox and with Procter and Gamble. Mr. Gallagher is a director of Fleet Bank N.A. and the Grocery Manufacturers Association.

    Michael F. Goss has been Executive Vice President and Chief Financial Officer of the Company since December 1994. He has served as a Director of the Company since September 1995. From 1992 to 1994, Mr. Goss was Treasurer and Vice President-Corporate Development of Oak Industries, Inc. ("Oak"). From 1990 to 1992, he was Director of Financial Planning for Oak.

    Kenneth F. Yontz has been a Director of the Company since June 1995. Mr. Yontz has been Chairman of the Board, President and Chief Executive Officer of Sybron International Corporation (a manufacturer of dental and laboratory products) since 1987. He previously served as Executive Vice President of the Allen-Bradley Company. He is a director of Berg Electronics, Inc.

    Timothy O. Fisher has been a Director of the Company since May 1996. Mr. Fisher has been a Vice President (since 1986) of The Hillman Company (diversified investments and operations) and is a director of several private companies.

    Douglas D. Wheat has been a Director of the Company since June 1995. Mr. Wheat has been President of Haas Wheat & Partners (January 1995-present); President of Haas Wheat Advisory Partners Incorporated (1992-present) (each of which is a private investment firm specializing in leveraged acquisitions); Co-Chairman of Grauer & Wheat, Inc. (a private investment firm) (1989-1992) and Senior Vice President of Donaldson, Lufkin & Jenrette Securities Corporation (1985-1989). Mr. Wheat serves as a director of Specialty Foods Acquisition Corporation, Specialty Foods Corporation, Smarte Carte Corporation, Nebraska Book Company, Inc., NBC Acquisition Corp., and Walls Holding Company, Inc.

    Michael R. Eisenson has been a Director of the Company since March 1997. Mr. Eisenson is the President and Chief Executive Officer of Harvard Private Capital Group, Inc., which is the investment advisor for the private equity and real estate portfolios of the Harvard University endowment fund. Prior to joining Harvard in 1986, Mr. Eisenson was a Manager with The Boston Consulting Group from 1981 to 1985. He serves on the Board of Directors of Harken Energy Corporation, ImmunoGen, Inc., and United Auto Group, Inc., as well as those of several private companies.

    C. Ann Merrifield has been a Director of the Company since May 1997. Ms. Merrifield has been President of Genzyme Genetics, a wholly owned subsidiary of Genzyme Corporation (a biotechnology company), since 1996. She previously served as Vice President, Marketing and Business Development of

Genzyme Genetics from 1992 to 1996. Prior to that, Ms. Merrifield was a Partner with Bain and Company (a consulting firm) from 1987 to 1992.

    John W. Childs has been a Director of the Company since January 1998. Mr. Childs has been President of J.W. Childs Associates, L.P., a Boston-based private investment firm, since July 1995. Prior to that time, he was an executive at The Thomas H. Lee Company from May 1987, most recently holding the position of Senior Managing Director. Prior to that, Mr. Childs was with the Prudential Insurance Company of America where he held various executive positions in the investment area ultimately serving as Senior Managing Director in charge of the Capital Markets Group. He is a director of Big V Supermarkets, Inc., Central Tractor Farm & Country, Inc., Chevys, Inc., Cinnabon, Inc., DESA International, Inc., The Edison Project, Inc., and Select Beverages, Inc. Mr. Childs has indicated that he will resign as a director of the Company if and when the Principal Stockholder is no longer entitled to designate a director as provided in the By-laws of the Company, as amended by the By-laws Amendment.

    There are no family relationships among any of the foregoing persons.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 8, 1998 by (i) each director and each nominee for director of the Company, (ii) the Named Executive Officers (as defined in and set forth under "Executive Compensation--Summary Compensation Table" below), (iii) each person believed by the Company to own beneficially more than five percent of the outstanding Common Stock, and (iv) all directors and Named Executive Officers as a group.

                                                            NUMBER OF SHARES
    NAME OF                                                   BENEFICIALLY
BENEFICIAL OWNER                                                OWNED(1)          PERCENT
--------------------------------------------------------  --------------------  -----------
Robert B. Haas..........................................        20,000,000(2)         33.2%
Michael R. Gallagher....................................           485,668(3)            *
Michael F. Goss.........................................           163,001               *
Richard G. Powers.......................................            16,667               *
Max R. Recone...........................................           126,667               *
James S. Cook...........................................           176,667               *
Thomas H. Lee...........................................         3,336,455(4)          5.5%
Kenneth F. Yontz........................................            10,600               *
Timothy O. Fisher.......................................            21,663(5)            *
Douglas D. Wheat........................................           --               --
Michael R. Eisenson.....................................         2,915,963(6)          4.8%
C. Ann Merrifield.......................................             1,800           *
Wyche H. Walton.........................................           --               --
John W. Childs..........................................         8,338,422(7)         13.8%
Stinson Capital Partners, L.P., et al (8)
909 Montgomery Street
Suite 400
San Francisco, CA 94113.................................         5,001,300             8.3%
Partnerships managed by Haas Wheat & Partners(2)........        20,000,000(2)(7)       33.2%
All current directors, director nominees
  and Named Executive Officers as a group
  (14 persons)..........................................        32,677,610            53.5%

------------------------

*   Indicates less than one percent.

(1) Includes shares that may be acquired upon the exercise of stock options granted by the Company that are exercisable within 60 days of April 8, 1998. The shares beneficially owned include 466,668, 135,001, 16,667, 86,667, 86,667, 10,600 and 1,800 shares subject to currently exercisable options granted to Messrs. Gallagher, Goss, Powers, Recone, Cook, and Yontz and Ms. Merrifield, respectively, and 804,070 shares subject to currently exercisable options granted to all current directors and Named Executive Officers as a group.

(2) Includes 8,055,555 (approximately 13.4% of the outstanding shares) owned by HWH Capital Partners, L.P., 9,028,482 shares (approximately 15.0% of the outstanding shares) owned by HWH Valentine Partners, L.P., and 2,915,963 shares (approximately 4.8% of the outstanding shares) owned by HWH Surplus Valentine Partners, L.P. The address of each of the foregoing partnerships is c/o Haas Wheat & Partners Incorporated, 300 Crescent Court, Suite 1700, Dallas, Texas 75201. The sole general partner of each of such partnerships is a limited partnership, and the sole general partner of each of such limited partnerships is a corporation controlled by Mr. Haas. By virtue of his control of such corporations, Mr. Haas has sole voting and dispositive power over 17,084,037 shares and shared voting and dispositive power over 2,915,963 shares.

(3) Includes 9,000 shares held by Mr. Gallagher's children. Mr. Gallagher disclaims beneficial ownership of these shares.

(4) Includes 1,361,951 shares held of record by the 1989 Thomas H. Lee Nominee Trust dated September 29, 1989, 1,406,204 shares held of record by the ML-Lee Acquisition Fund, L.P., 343,726 shares held of record by the ML-Lee Acquisition Fund II, L.P. and 183,560 shares held of record by the ML-Lee Acquisition Fund II (Retirement Accounts), L.P. While Mr. Lee has shared voting and dispositive power over the shares held by the limited partnerships, he disclaims beneficial ownership of such shares. Certain of the 1,361,951 shares held of record by the 1989 Thomas H. Lee Nominee Trust are subject to options to purchase granted by such trust to certain employees and consultants of the Thomas H. Lee Company. Also included are 20,507 shares held by the Stephen Zachary Lee 1988 Irrevocable Trust and 20,507 shares held by the Robert Schiff Lee 1988 Irrevocable Trust. Mr. Lee also disclaims beneficial ownership of the shares held by such trusts. The address of Mr. Lee is c/o The Thomas H. Lee Company, 75 State Street, Suite 2600, Boston, MA 02109.

(5) Includes 16,663 shares held of record by Mr. Fisher's spouse and children. Mr. Fisher disclaims beneficial ownership of these shares.

(6) Represents shares owned by HWH Surplus Valentine Partners, L.P., of which Phemus Corporation is the sole Limited Partner. Mr. Eisenson is the President and Chief Executive Officer of Harvard Private Capital Group, the investment advisor for Phemus Corporation. While Mr. Eisenson has shared voting and dispositive power over the shares, he disclaims beneficial ownership of such shares.

(7) Includes 7,855,764 (approximately 13.0% of the outstanding shares) owned by J.W. Childs Equity Partners L.P. ("Childs"), a Delaware limited partnership, J.W. Childs Advisors L.P. ("JWC Advisors"), a Delaware limited partnership which is the general partner of Childs, J.W. Childs Associates, L.P. ("Associates L.P."), a Delaware limited partnership which is the general partner of JWC Advisors and J.W. Childs Associates, Inc. ("Associates Inc."), a Delaware corporation which is the general partner of Associates L.P. and 482,658 shares owned by John W. Childs. The address of Mr. Childs is c/o J.W. Childs Associates, L.P., One Federal Street, Boston, MA 02110.

(8) On December 16, 1997, the Company received a Schedule 13D filed with the Securities and Exchange Commission (the "Commission") in respect of ownership of an aggregate of 5,001,300 shares of Common Stock by a group comprised of Stinson Capital Partners, L.P., BK Capital Partners IV, L.P., The Carpenters Pension Trust for Southern California, United Brotherhood of Carpenters and Joiners of America Local Unions and Councils Pension Fund, Insurance Company Supported Organizations Pension Plan, Richard C. Blum & Associates, L.P., Richard C. Blum & Associates, Inc. and Richard C. Blum. Each filing person reported shared voting power and shared dispositive power with respect to all of such shares. The Company has not attempted to verify independently any of the information contained in the Schedule 13D.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission and the New York Stock Exchange, Inc. (the "NYSE"). These Reporting Persons are required by Commission regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the Commission and the NYSE.

    Based on the Company's review of the copies of the forms it has received and written representations from certain Reporting Persons, the Company believes that all of its Reporting Persons complied with all filing requirements applicable to them with respect to transactions during fiscal year 1997.

BOARD MEETINGS, COMMITTEES AND ATTENDANCE

    The Company's Board of Directors met or acted by unanimous written consent eight times during fiscal year 1997. Except for Mr. Childs and Mr. Walton, who became Directors in January 1998, each Director attended or participated in at least 75% of the total number of Board of Directors meetings or actions and meetings or actions of Board of Directors committees on which the Director served during the time he served on the Board of Directors of such committee.

    The Board of Directors has an Audit Committee and a Compensation and Stock Option Committee (the "Compensation Committee").

    The Audit Committee was comprised of Messrs. Fisher, Lee and Yontz until May 20, 1997 and was comprised of Messrs. Fisher and Lee and Ms. Merrifield thereafter during fiscal year 1997. As directed by the Board of Directors, the functions of the committee include recommending independent auditors to be employed by the Company; conferring with the auditors regarding their audit of the Company; reviewing the fees of such auditors and other terms of their engagement; considering the adequacy of internal financial controls and the results of fiscal policies and financial management of the Company; meeting with the Company's internal auditors; reviewing with auditors the results of their examination; and recommending changes in financial policies or procedures as suggested by the auditors. The Audit Committee met twice during fiscal year 1997.

    The Compensation Committee was comprised of Messrs. Fisher, Wheat and Yontz during fiscal year 1997. The functions of the Compensation Committee are to review new or modified programs in the areas of executive salary and incentive compensation (including the Management Incentive Plan), deferred compensation and stock plans; to review direct and indirect compensation matters; to review management's compensation actions with respect to executive officers and other key personnel; and to administer the Playtex 1994 Stock Option Plan for Directors and Executive and Key Employees as amended (the "1994 Stock Option Plan" or the "Plan"). The Compensation Committee met or acted by unanimous written consent seven times during fiscal year 1997. While serving on the Compensation Committee, Directors do not receive option awards (except, as to Mr. Yontz, pursuant to formula grants) under the 1994 Stock Option Plan.

    Pursuant to the Company's By-Laws, a Purchaser Nominating Committee (comprised of Messrs. Haas and Wheat) and a Non-Purchaser Nominating Committee (comprised of Messrs. Gallagher, Goss and Lee) nominate candidates for election to the Company's Board of Directors in accordance with the procedures set forth therein. Of the nominees for director set forth above, Messrs. Haas, Wheat, Yontz, Fisher and Eisenson were nominated by the Purchaser Nominating Committee and Messrs. Gallagher, Goss, Childs and Ms. Merrifield were nominated by the Non-Purchaser Nominating Committee. See "Stockholder Nominations and Proposals."

DIRECTORS COMPENSATION

    Directors who are officers or former officers of the Company and those affiliated with any shareholders owning more than 5% of the Common Stock of the Company do not receive any fees for their services as Directors. Mr. Yontz and Ms. Merrifield receive an annual retainer of $10,000, fees of $2,500 for each board meeting attended in person or by telephone and $1,000 for each committee meeting attended in person or by telephone, plus reimbursement of reasonable out-of-pocket expenses. In addition, Mr. Yontz and Ms. Merrifield participate in the 1994 Stock Option Plan.

                              CERTAIN TRANSACTIONS

    The Company's businesses are unrelated to the businesses of Playtex Apparel, Inc. ("Apparel"), a wholly owned subsidiary of Sara Lee Corporation ("Sara Lee"). Sara Lee acquired all of the capital stock of Apparel from Playtex Apparel Partners, L.P. (the "Apparel Partnership") in November 1991 in exchange for Sara Lee common stock. The Apparel Partnership holds all of the Company's 15 1/2% Junior Subordinated Notes due December 15, 2003. Playtex Investment Corp., a wholly-owned subsidiary of the Company, holds a 15% debenture of the Apparel Partnership due on December 15, 2003. Such amounts are reflected as "Due to related party" and "Due from related party," respectively, in the consolidated financial statements of the Company.

    The Company has agreed to indemnify the Apparel Partnership and Apparel with respect to product liability (including any toxic shock syndrome liability) related to the Company's businesses and certain tax matters related to the Apparel business prior to December 28, 1988, and Apparel has agreed to assume one-half of any costs and expenses that may be incurred by the Company in connection with its prior use of the Kent County Landfill Site, Houston, Delaware.

    On June 6, 1995, following the receipt of stockholder approval at the Company's 1995 Annual Meeting of Stockholders (the "1995 Annual Meeting"), the Company consummated the sale of 20 million shares of Common Stock at a price of $9.00 per share to HWH Capital Partners, L.P., HWH Valentine Partners, L.P., and HWH Surplus Valentine Partners, L.P. (collectively, the "Haas Wheat Partnerships"), each a Delaware limited partnership managed by Haas Wheat & Partners, pursuant to a Stock Purchase Agreement, dated as of March 17, 1995 (the "Stock Purchase Agreement"), between the Company and the Haas Wheat Partnerships (the "Haas Wheat Transaction"). The Haas Wheat Partnerships' shares constitute approximately 33% of the Company's outstanding Common Stock. At the 1995 Annual Meeting, designees of the Haas Wheat Partnerships were elected by the Company's stockholders as a majority of the Company's Board of Directors. Pursuant to the Stock Purchase Agreement, the Haas Wheat Partnerships have agreed that, for up to ten years from March 1995, so long as such partnerships own at least 25% of the outstanding voting securities of the Company, unless any of certain events have occurred (including in the event that nominees of the Purchaser Nominating Committee were to cease to constitute a majority of the Board of Directors), such partnerships will vote all of their voting securities of the Company for a Board of Directors that will consist at all times of a simple majority of nominees selected by the Purchaser Nominating Committee and the remainder of nominees selected by the Non-Purchaser Nominating Committee. See "Security Ownership of Certain Beneficial Owners and Management--Board Meetings, Committees and Attendance." Pursuant to the Stock Purchase Agreement,
(i) no ongoing management fees or advisory fees will be paid to the Haas Wheat Partnerships or any of their affiliates until after June 6, 2000, other than for services rendered to the Company in connection with specific transactions and approved in advance by a majority of the Disinterested Directors (as defined) on the Board of Directors, and (ii) until June 6, 2000, no director nominated by the Purchaser Nominating Committee or officer of the Company who is a stockholder, officer, director or employee of Haas Wheat & Partners will be paid any fees for services rendered, including any salary, consulting fees, or outside directors' fees.

    On January 28, 1998, in connection with the closing of the transactions contemplated by the Merger Agreement, dated as of December 22, 1997 (the "Merger Agreement"), by and among the Company,

Personal Care Holdings, Inc. ("PCH"), J.W. Childs Equity Partners, L.P. (the "Principal PCH Shareholder") and PCG Acquisition Corp., the Company issued to the Principal PCH Shareholder and other holders of the capital stock of PCH (collectively, the "PCH Holders") an aggregate of 9,257,345 shares of Common Stock and cash in an aggregate amount of approximately $91.0 million. Of the total shares of Common Stock issued in connection with the closing of the Merger Agreement, the Principal PCH Shareholder was issued 7,855,764 shares of Common Stock. John W. Childs, a director of the Company, is an affiliate of the Principal PCH Shareholder and, as a result, is deemed to be the beneficial owner of the shares of Common Stock held by the Principal PCH Shareholder which, together with the 482,658 shares of Common Stock beneficially owned by Mr. Childs directly, constitutes approximately 13.8% of the Company's outstanding Common Stock. See "Security Ownership of Certain Beneficial Owners and Management." In connection with the closing of the Merger Agreement, the Company, the Principal PCH Shareholder and the other PCH Holders entered into a Stockholders Agreement, dated as of January 28, 1998 (the "Stockholders Agreement"). In satisfaction of an obligation of the Company under the Stockholders Agreement, the Board of Directors of the Company, effective January 28, 1998, increased the size of the Board, and filled the vacancies thus created by electing John W. Childs and Wyche H. Walton as directors. Also in satisfaction of an obligation of the Company under the Stockholders Agreement, the Board of Directors approved the By-laws Amendment and has submitted the By-laws Amendment to the stockholders of the Company for approval. If approved, the By-laws of the Company, as so amended, will provide that until the earlier of (i) January 28, 2008 and (ii) the date on which the Principal PCH Shareholder holds fewer than 4,628,688 shares of Common Stock, one of the nominees selected by the Non-Purchaser Nominating Committee shall be designated by the Principal PCH Shareholder. See "Security Ownership of Certain Beneficial Owners and Management--Board Meetings, Committees and Attendance."

    In connection with the transactions described in the preceding two paragraphs, the Company granted to the Haas Wheat Partnerships and certain of their affiliates which include certain directors of the Company, and the PCH Holders, including the Principal PCH Shareholder, the right, under certain circumstances, to (i) cause the company to register under the Securities Act certain shares of Common Stock held by them, and (ii) include in a registration under the Securities Act of shares of Common Stock by the Company or others, certain shares of Common Stock held by them.

    The Company believes that the terms of all the arrangements with the Apparel Partnership, Apparel, the Haas Wheat Partnerships, and the Principal PCH Shareholder were and are fair to the Company and comparable to those which could be obtained from unrelated third parties.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth the cash compensation paid by the Company and its subsidiaries for services in all capacities during fiscal years 1997, 1996 and 1995 to the Company's Chief Executive Officer and each of the four other executive officers of the Company who were serving as executive officers of the Company at the end of fiscal year 1997 and whose combined annual salary and bonus exceeded $100,000 (the "Named Executive Officers").

                                                                                                    LONG-TERM COMPENSATION
                                                                 ANNUAL COMPENSATION
                                                    ----------------------------------------------  -----------------------
                                                                                           OTHER    SECURITIES     AWARDS
                                                                                          ANNUAL    UNDERLYING   ALL OTHER
                                                                                          COMPEN-    OPTIONS/     COMPEN-
                                                                 SALARY       BONUS       SATION       SARS        SATION
NAME AND PRINCIPAL POSITION                           YEAR        ($)          ($)          ($)       (#)(1)       ($)(2)
--------------------------------------------------  ---------  ----------  ------------  ---------  -----------  ----------

Michael R. Gallagher..............................       1997  $  699,615  $    634,600(3) $  --        --       $  256,160(4)
  Chief Executive                                        1996     650,000     1,093,000(3)    --       100,000      186,991(4)
  Officer and Director                                   1995     345,000       650,000     --         800,000          392

Michael F. Goss...................................       1997     226,539       100,000     --          30,000       47,606
  Executive Vice President, Chief                        1996     213,000       125,000     --          --           28,928
  Financial Officer and Director                         1995     200,923       100,000     --         127,500       52,563(5)

Richard G. Powers.................................       1997     203,846        47,000     --          20,000        5,458
  President, Personal Products                           1996      80,769        32,500     --          50,000       --
  Division                                               1995      --           --          --          --           --

Max R. Recone.....................................       1997     211,231        55,000     --          20,000       38,275
  President, Consumer Products                           1996     201,269        90,000     --          --           39,902
  Division                                               1995     191,539        38,000     --          95,000       35,522

James S. Cook.....................................       1997     202,077        41,000     --          15,000       36,646
  Senior Vice President,                                 1996     193,462        88,000     --          --           39,758
  Operations                                             1995     185,077        34,000     --          95,000       35,802

------------------------

(1) Options are exercisable starting 12 months after the grant date, with one-third of the shares covered thereby becoming exercisable at that time and an additional one-third of the options becoming exercisable on each successive anniversary date, with full vesting occurring on the third anniversary date. Mr. Gallagher's 1995 options, however, became exercisable in equal installments over a four year period, with full vesting occurring on the fourth anniversary of the grant date.

(2) Except with respect to Mr. Gallagher in 1997 and 1996 and Mr. Goss in 1995, represents employer contribution to the Playtex Products Profit-Sharing Retirement Plan (the "Retirement Plan") and Deferred Benefit Equalization Plan (the "Deferred Plan") and premiums paid by employer for term life insurance.

(3) Represents $334,600 and $793,000 paid pursuant to the Company's Management Incentive Plan for fiscal years 1997 and 1996, and $300,000 paid pursuant to Mr. Gallagher's Special Bonuses Program established in the Memorandum of Understanding dated July 10, 1995 for each of the fiscal years ended 1997 and 1996.

(4) Represents $135,184 and $144,062 employer contribution to the Retirement Plan and the Deferred Plan and premium paid by employer for term life insurance, and $120,976, and $42,929 in connection with Mr. Gallagher's relocation to Connecticut in 1996 for fiscal years 1997 and 1996, respectively.

(5) Represents $2,563 employer contribution to the Retirement Plan and the Deferred Plan and premium paid by employer for term life insurance, and a $50,000 moving allowance in connection with Mr. Goss's relocation to Connecticut in 1995.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

    The following table provides information related to Options exercised by the Named Executive Officers during fiscal year 1997 and unexercised Options and SARs held by the Named Executive Officers at fiscal year end.

                                                                                                             VALUE OF
                                                                                         NUMBER OF          UNEXERCISED
                                                                                        UNEXERCISED        IN-THE-MONEY
                                                                                      OPTIONS/SARS AT     OPTIONS/SARS AT
                                                                                       DECEMBER 27,      DECEMBER 27,1997
                                                       SHARES                           1997(#)(2)           ($)(2)(3)
                                                      ACQUIRED            VALUE      -----------------  -------------------
                                                         ON             REALIZED       EXERCISABLE/        EXERCISABLE/
NAME                                               EXERCISE(#)(1)        ($)(1)        UNEXERCISABLE       UNEXERCISABLE
-----------------------------------------------  -------------------  -------------  -----------------  -------------------
Michael R. Gallagher...........................          --                --          433,334/466,666       27,083/54,166
Michael F. Goss................................          --                --           122,501/72,499      227,865/64,009
Richard G. Powers..............................          --                --            16,667/53,333       30,208/65,416
Max R. Recone..................................          --                --            78,334/51,666       71,042/40,520
James S. Cook..................................          --                --            78,334/46,666       71,042/39,270

------------------------

(1) None of the Named Executive Officers exercised any Options during fiscal year 1997.

(2) No SARs are outstanding.

(3) The closing price for the Company's Common Stock as reported by the New York Stock Exchange on December 26, 1997 (the last trading day of fiscal year
    1997) was $9.8125.

OPTION GRANTS DURING FISCAL YEAR 1997

    The following table provides information related to options granted to the Named Executive Officers during fiscal year 1997. No SARs were granted during fiscal year 1997.

                                                                  INDIVIDUAL GRANTS
                                          -----------------------------------------------------------------
                                                         % OF TOTAL                                           POTENTIAL REALIZABLE
                                                          OPTIONS/                                              VALUE AT ASSUMED
                                                            SARS         EXERCISE                            ANNUAL RATES OF STOCK
                                           OPTIONS/      GRANTED TO         OR                               PRICE APPRECIATION FOR
                                             SARS         EMPLOYEES        BASE                                  OPTION TERM(1)
                                            GRANTED       IN FISCAL        PRICE           EXPIRATION        ----------------------
NAME                                        (#)(2)          YEAR         ($/SH)(3)            DATE             5% ($)     10% ($)
----------------------------------------  -----------  ---------------  -----------  ----------------------  ----------  ----------
Michael F. Goss.........................      30,000              5%     $  9.5625   September 22, 2007      $  180,414  $  457,204
Richard G. Powers.......................      20,000              3%        9.5625   September 22, 2007         120,276     304,803
Max R. Recone...........................      20,000              3%        9.5625   September 22, 2007         120,276     304,803
James S. Cook...........................      15,000              2%        9.5625   September 22, 2007          90,207     228,602

------------------------

(1) The potential realizable value portion of the foregoing table illustrates value that might be realized upon the exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Company's Common Stock over the term of the options. Assumed rates of appreciation are not necessarily indicative of future stock performance.

(2) Options granted to persons other than non-employee directors in fiscal year 1997 under the 1994 Stock Option Plan are exercisable starting 12 months after the grant date, with one-third of the Shares covered thereby becoming exercisable at that time and an additional one-third of the options becoming exercisable on each successive anniversary date, with full vesting occurring on the third anniversary date.

(3) The exercise price was equal to the fair market value of the Common Stock on the date of grant. The option exercise price and tax withholding obligations related to exercise may be paid in cash, by delivery of already owned Shares, by offset of the underlying Shares, or in any other form of valid consideration or a combination of any of the foregoing, as determined by the Compensation Committee in its discretion.

1994 PLAYTEX STOCK OPTION PLAN

    The 1994 Stock Option Plan, which has been approved by the Company's stockholders, authorizes the grant to directors, executives and other key employees of the Company of long-term incentive share awards in the form of options ("Options") to purchase Common Stock and stock appreciation rights ("SARs"). The 1994 Stock Option Plan is administered by the Compensation Committee. The aggregate number of shares of Common Stock which may be issued upon exercise of Options and SARs may not exceed 3,047,785 shares (subject to further adjustments for stock dividends and stock splits); provided that the aggregate number of such shares which may be issued upon the exercise of Options and SARs granted to any single director or Executive Officer (as defined in the 1994 Stock Option Plan) may not exceed 1,000,000. Options and SARs may not be granted under the 1994 Stock Option Plan after October 2003. During the first quarter of 1998, approval was obtained from the Board of Directors and by the written consent of a majority of the Shareholders providing for an additional 2,000,000 shares of Common Stock for issuance under the 1994 Stock Option Plan. As of April 8, 1998, the number of remaining shares available for issuance under the 1994 Stock Option Plan was 2,009,076, which amount gives effect to the additional 2,000,000 shares approved by the majority of the Company's shareholders. The Stock Option Plan Amendment contained herein is a ratification of the action described in the preceding sentence previously taken by a majority of the Shareholders by written consent of such Shareholders.

BENEFIT PLANS FOR TERMINATED EMPLOYEES

    The Company maintains a Severance Payment Policy under which employees (excluding the Named Executive Officers) who are "terminated" from service without cause are entitled to receive compensation for a period of two to twelve months, depending on their years of accrued service.

    Each of the Named Executive Officers is party to an agreement with the Company with respect to termination of employment. In the event of termination by the Company without Cause (as defined in such agreements) which occurs prior to a Change of Control (as defined in such agreements), Mr. Gallagher and Mr. Goss are entitled to receive two years' salary, bonus and fringe benefits, and the other Named Executive Officers are entitled to receive one year's salary, bonus and fringe benefits. Additionally, in the event of termination of employment prior to a Change of Control, due to death or "Disability" (as defined in the Company's Long Term Disability Policy), Mr. Gallagher or his estate is entitled to receive two years' salary, bonus and fringe benefits. In the event employment is terminated within three years following a Change of Control, each Named Executive Officer except Mr. Gallagher would receive one year's salary, bonus and fringe benefits. Mr. Gallagher would enter into a five year non-compete agreement following termination arising from a Change of Control for total consideration equal to three years' salary, bonus and fringe benefits. Mr. Goss is additionally obligated to make himself available as a consultant to the Company for a period of six months following termination arising from a Change of Control for total consideration equal to one year's salary, bonus and fringe benefits. In the event of a Change of Control, each Named Executive Officer is entitled to receive a one-time payment equal to the highest annual bonus received in the last three fiscal years, whether or not employment is terminated.

ARRANGEMENTS WITH FORMER CHIEF EXECUTIVE OFFICER

    The Company has retained Joel E. Smilow, its former Chairman and Chief Executive Officer, as a consultant for a five-year period commencing July 10, 1995 (the "Consulting Period") at an annual fee of $250,000. The consulting agreement does not require Mr. Smilow to devote any minimum amount of time to the performance of consulting services. During the Consulting Period, the Company will provide Mr. Smilow with an office and secretarial assistance. Mr. Smilow is also entitled to reimbursement of certain expenses incurred in connection with his consulting services, and is entitled to benefits under the Company's medical and dental plan for the duration of the Consulting Period, subject to his payment of any contributory amounts payable for the coverage selected by him. Under the agreement, Mr. Smilow may not directly or indirectly carry on any business in competition with the Company for the duration of the Consulting Period. Furthermore, Mr. Smilow agrees not to disclose, make use of, or make accessible any confidential information which he obtained from the Company during the Consulting Period and for a five year period thereafter.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    None.

REPORT ON EXECUTIVE COMPENSATION

    IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE COMMISSION, THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH IMMEDIATELY THEREAFTER SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE COMMISSION OR SUBJECT TO REGULATIONS 14A OR 14C OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), OR TO THE LIABILITIES OF SECTION 18 OF THE EXCHANGE ACT AND SHALL NOT BE DEEMED INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, NOTWITHSTANDING ANY GENERAL INCORPORATION BY REFERENCE OF THIS PROXY STATEMENT INTO ANY OTHER FILED DOCUMENT.

    The foundation of the Company's compensation policies is the view that the Company's success is attributable to the efforts of its employees, including its executive officers. The Company structures executive compensation in a manner designed to provide competitive levels of compensation and to assist the Company in attracting and retaining qualified executives. The Company endorses the position that stock ownership by management is beneficial in aligning management's and stockholders' interests in the Company. The compensation paid to the Company's executive officers consists primarily of base salary, cash bonuses under the Management Incentive Plan, and grants of Options pursuant to the 1994 Stock Option Plan. In addition, the Company provides all executive officers with term life insurance and contributions to the Retirement Plan and the Deferred Plan.

    Base salaries of executive officers are reviewed annually. In establishing base salaries during fiscal year 1997, the Compensation Committee made subjective determinations that were not subject to specific criteria. The Compensation Committee considered such variables as the executive officer's relative responsibilities, expertise, past year's compensation, and past year's performance. The Compensation Committee also considered the compensation levels of other comparable consumer products executives.

    Amounts payable under the plan were calculated based upon the following factors: (i) annual base salary; (ii) each employee's targeted percentage (a percentage of base salary that increases for higher positions within the Company, thereby placing a greater percentage of compensation at risk for those with greater responsibility); and (iii) corporate results with respect to net sales, operating profit and cash flow (each as defined in the Management Incentive Plan), measured against objectives established at the beginning of the year by the Board, and (iv) except for the Company's Chief Executive Officer (the "Chief Executive Officer"), an individual performance factor based on measured accomplishment of goal-oriented projects, to be weighted equally with each other component of the corporate performance factor.

    The option incentive component of the total compensation package is intended to retain and motivate executives to improve long-term stock market performance and to increase value for all stockholders. The Compensation Committee generally grants Options under the 1994 Stock Option Plan with an exercise price equal to the market price at the date of the grant and, as a result, the Options will have value only if the Company's stock price increases from the time of the award. Grants are made to executive officers based on salary, responsibility, and performance of the individual officer. Grants generally become exercisable over the succeeding three years.

    Mr. Gallagher was named Chief Executive Officer of the Company effective July 10, 1995. The Company entered into a Memorandum of Understanding, dated as of June 21, 1995 (the "Memorandum"), with Mr. Gallagher, providing for his employment as the Company's Chief Executive Officer for a five-year period, unless earlier terminated or extended in accordance with the Memorandum or by agreement of the parties. The Memorandum, which was approved by the Compensation Committee, provides for a base salary, certain incentive bonuses and the grant of stock options with respect to 800,000 shares of Common Stock pursuant to the 1994 Stock Option Plan to become exercisable in equal installments over a four-year period. The incentive bonuses available to Mr. Gallagher under the Memorandum are (i) an annual Incentive Bonus pursuant to the formulas set forth in the Company's Management Incentive Plan, (ii) Special Bonuses as of the last day of calendar year 1995, 1996 and 1997 in the amounts of $650,000, $300,000 and $300,000, respectively, and (iii) Special Price-Based Incentive Compensation consisting of $1 million cash payments if and when the Company's Common Stock first reaches trading price levels of $15, $20, $25 and $30, in each case, for at least 30 consecutive days prior to June 30, 2000. During fiscal year 1996, Mr. Gallagher received stock options with respect to an additional 100,000 shares of Common Stock pursuant to the 1994 Stock Option Plan which become exercisable in equal installments over a three-year period.

    The Compensation Committee has structured Mr. Gallagher's compensation in order to link it to his individual performance and to grant substantial incentives to the Chief Executive Officer tied to the performance of the Company measured with respect to sales, profitability and cash flow and to the long-term growth of the Company as measured by increases in the value of its Common Stock. The Committee also considered the compensation packages available to chief executives of comparable companies and the Company's need to attract, retain and incentivize a chief executive officer of Mr. Gallagher's caliber.

    The Compensation Committee has considered the potential future effects on the Company's executive compensation program of Section 162(m) of the Internal Revenue Code. Section 162(m) limits the deductibility by public companies of certain executive compensation in excess of certain amounts per executive per year, but excludes from the calculation of such limit certain elements of compensation, including performance-based compensation, provided that certain requirements are met. The 1994 Stock Option Plan has been designed and administered to qualify awards made thereunder as performance-based compensation excepted from such limitation on the deductibility of executive compensation. The Company has also attempted to structure other elements of its executive compensation program, including the Management Incentive Plan or portions thereof, to qualify as performance-based compensation for purposes of Section 162(m).

March 4, 1998

                                          The Compensation Committee

                                            Timothy O. Fisher

                                            Douglas D. Wheat

                                            Kenneth F. Yontz

PERFORMANCE GRAPH

    The following graph compares total stockholder returns for the Company to the Standard & Poor's Stock 400 Index ("S&P 400") and a weighted composite index of certain peer companies (the "Peer Index") selected by the Company, on a fiscal year basis for the period commencing on January 26, 1994 (the date of the Company's initial public offering) through December 27, 1997 (the "Performance Period"). The comparison assumes $100.00 was invested on January 26, 1994 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any. The total return for the Company's Common Stock decreased by 24.5% during the Performance Period as compared with an increase in total return during the same period for the Peer Index of 31.4% and for the S&P 400 of 96.9%. The comparisons in the graph below are set forth in response to Commission disclosure requirements, and therefore are not intended to forecast or be indicative of future performance of the Company's Common Stock.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                    PLAYTEX PRODUCTS,
            S&P 400   PEER INDEX           INC
1/26/94        100.0        100.0                 100.0
12/31/94        99.6         70.5                  54.8
12/30/95       131.1         80.9                  57.7
12/28/96       161.5        110.8                  58.7
12/27/97       196.9        131.4                  75.5

    The Peer Index is comprised of the following: Carter-Wallace, Inc., Alberto-Culver Company, Church & Dwight Co., Inc., and Paragon Trade Brands Inc. The Peer Index has been restated to exclude Tambrands, Inc. as it was acquired during 1997 and is no longer publicly traded. The returns for each issuer within the Peer Index have been weighted according to such issuer's respective stock market capitalization at the beginning of the period presented. The Company selected the issuers that comprise the Peer Index on the basis that each had comparable lines of business and/or comparable stock market capitalization to the Company.

                       AMENDMENT OF THE COMPANY'S BY-LAWS

    On January 28, 1998, in connection with the closing of the transactions contemplated by the Merger Agreement, dated as of December 22, 1997 (the "Merger Agreement"), among the Company, PCG Acquisition Corp., Personal Care Holdings, Inc. and the principal stockholder of PCH, J.W. Childs Equity Partners, L.P. (defined in the Merger Agreement as the "Principal Stockholder"), and in satisfaction of its obligations under that certain Stockholders Agreement, dated as of January 28, 1998, by and among the Company, the Principal Stockholder and the other persons parties thereto, the Board of Directors of the Company approved, subject to approval of such amendment by the affirmative vote of the holders of Common Stock representing at least sixty-six and two-thirds percent (66 2/3%) of the outstanding Common Stock, a proposed amendment (the "By-laws Amendment") to Section 15(b) in Article III of the Company's By-laws.

    Pursuant to the By-laws Amendment, the qualifications for directors stated in the Company's By-laws would be amended to provide that, for a period of time specified therein, one director of the Company will be designated by the Principal Stockholder.

    The proposed amendment to Section 15(b) in Article III of the Company's By-laws reads as follows:

        "The existing Section 15(b) in Article III of the By-laws shall be redesignated Section 15(b)(A) and a Section 15(b)(B) shall be added to read as follows:

           '(B) From the Effective Date until the earlier of (1) the date upon which the Principal Stockholder holds, in the aggregate, less than 4,628,688 shares of common stock of the Company or (2) the tenth anniversary of the Effective Date, one of the Non-Purchaser Directors shall be the Target Director. The "Effective Date" shall have the meaning given that term in the Merger Agreement. The "Merger Agreement" means the Merger Agreement, dated as of December 22, 1997 among the Corporation, PCG Acquisition Corp., Personal Care Holdings, Inc. and J.W. Childs Equity Partners, L.P. (the "Principal Stockholder"). The "Target Director" means the Director designated by the Principal Stockholder."'

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE COMPANY'S BY-LAWS.

                          STOCK OPTION PLAN AMENDMENT

    The Playtex 1994 Stock Option Plan for Directors and Executive and Key Employees (the "Plan") provides that the aggregate number of shares of Common Stock ("Shares") which may be issued upon the exercise of Options granted under the Plan ("Options") and stock appreciation rights granted under the Plan ("SARs") shall not exceed 3,047,785. As of April 8, 1998, the Company had issued Options and SARs with respect to 3,038,709 Shares.

    For the Company to be able to continue to provide its directors, executives and key employees with equity-based performance incentives under the Plan, including grants of Options made to new executives who have joined the Company in connection with the Company's acquisition of Personal Care Holdings, Inc., it will be necessary to increase the number of Shares available under the Plan.

    The Board of Directors believes that it is in the Company's best interest that Options and/or SARs continue to comprise a meaningful part of the compensation for directors, officers and key employees of the Company. The Board of Directors further believes that the proposed increase in the total number of Shares available under the Plan will provide desirable flexibility in its ability to properly compensate its directors, officers and key employees.

    Pursuant to Section 8.2 of the Plan, the Stock Option Committee of the Board of Directors of the Company (the "Compensation Committee") may only increase the number of Shares available under the Plan with shareholder approval obtained within 12 months before or after such increase. On January 26, 1998, the Compensation Committee approved an amendment (the "Stock Option Plan Amendment") of the Plan to increase the number of Shares available under the Plan to an aggregate of 5,047,785 Shares (an increase of 2,000,000 Shares). Adoption of the Stock Option Plan Amendment requires the affirmative vote of the holders of a majority of outstanding Shares. During the first quarter of 1998, holders of a majority of the outstanding Shares, acting by written consent, approved the Stock Option Plan Amendment. The Company is including the Stock Option Plan Amendment in this Proxy Statement in order to afford all Shareholders entitled to vote thereon, the opportunity to vote on the Stock Option Plan Amendment.

DESCRIPTION

    The Plan authorizes the grant to directors, executives and other key employees of the Company of long-term incentive share awards in the form of Options and SARs. The Plan is administered by the Compensation Committee, which consists of three non-employee directors of the Company, currently Messrs. Timothy O. Fisher, Douglas D. Wheat, and Kenneth F. Yontz. Currently, there are 9 directors and 114 officers and other key employees eligible to receive awards under the Plan. Options to be granted under the Plan may be either Incentive Stock Options within the meaning of Section 422(b) of the Code, or Non-Qualified Stock Options. A "Non-Qualified Stock Option" is an Option which is not an Incentive Stock Option and which is designated a Non-Qualified Stock Option by the Compensation Committee. SARs may only be granted in tandem with Options, and will be subject to such terms and conditions not inconsistent with the Plan as the Compensation Committee shall impose. The aggregate number of Shares, after the adoption of the Stock Option Plan Amendment, of Common Stock which may be issued upon exercise of Options and SARs may not exceed 5,047,785 Shares, provided that the aggregate number of such Shares which may be issued upon the exercise of Options and SARs granted to any single Executive Officer may not exceed 1,000,000 Shares. Options and SARs may not be granted under the Plan after October 2003.

    For discretionary grants, the recipients, terms, conditions, number and type of Options (whether Incentive Stock Options or Non-Qualified Stock Options) and/or SARs to be granted under the Plan shall be determined by the Compensation Committee; PROVIDED, HOWEVER, that, for such Options, the exercise price per Share shall not be less than 100% of the fair market value (as defined in the Plan) of the Common Stock on the date such Option is granted; and PROVIDED, FURTHER, that in the case of an Incentive

Stock Option, the price per Share shall not be less than 110% of the fair market value of the Common Stock on the date such Option is granted in the case of an individual owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company (a "10% Owner"), any subsidiary of the Company or parent of the Company. In addition, certain non-employee directors have been granted Non-Qualified Stock Options under the Plan pursuant to a fixed formula setting forth the number of Options, exercise price, vesting schedule and period of exercisability.

    Except as the Compensation Committee may otherwise provide with respect to Options granted to non-officer employees, Options under discretionary grants may not be exercised during the first year after such Options are granted. Subject to this and certain other conditions, such Options will be exercisable at such times and in such installments (which may be cumulative) as the Compensation Committee provides in the terms of each such Option; PROVIDED, HOWEVER, that by resolution adopted after the Option is granted the Compensation Committee may, on such terms and conditions as it may determine appropriate (and subject to certain conditions), accelerate the time at which such Option or portion thereof may be exercised. To the extent the aggregate fair market value of Shares (determined at the time of grant) with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year exceeds $100,000, such Options shall be taxed as Non-Qualified Stock Options. The consideration for the granting of an Option is the optionee's continued rendering of services to the Company or a subsidiary after the Option is granted. The Compensation Committee may, in its discretion and on such terms as it deems appropriate, require as a condition to the grant of such Options that the optionee surrender for cancellation some or all of the unexercised Options which have been previously granted to the optionee.

    Shares purchased upon exercise of an Option shall be paid in full at the time of exercise in cash or, if the Compensation Committee so permits, in whole or in part in Shares valued at their fair market value on the date of exercise, or by a promissory note on such terms and conditions as the Compensation Committee may impose. Unless otherwise approved in writing by the Compensation Committee, no Shares acquired upon the exercise of any Option by any director or officer may be sold, assigned or otherwise transferred until at least six months have elapsed from (but excluding) the date that such Option was granted, and the Compensation Committee may impose other restrictions on the transferability of such Shares as it deems appropriate. Options will expire after the first to occur of: (i) the expiration of ten years from the date the Option was granted;
(ii) with respect to Incentive Stock Options granted to an optionee who was a 10% Owner when the Incentive Stock Options were granted, five years from the date the Incentive Stock Option was granted; (iii) except in the case of an employee who is disabled (as defined in Section 22(e)(3) of the Code), expiration of three months from the date of the optionee's Termination of Employment (as defined in the Plan), unless such optionee dies in such three-month period; (iv) in the case of an optionee who is disabled (as defined in Section 22(e)(3) of the Code), expiration of one year from the date of the optionee's Termination of Employment, unless the optionee dies in such one-year period; or (v) the expiration of one year from the date of the optionee's death.

    SARs entitle the optionee to surrender the Option in exchange for an amount, payable in Shares or, in the discretion of the Compensation Committee, in cash, determined by multiplying (i) the lesser of (a) the difference obtained by subtracting the Option exercise price per Share subject to the related Option from the fair market value of a Share on the date of exercise of the SAR and (b) two times the Option exercise price per Share subject to the related Option, by
(ii) the number of Shares subject to the related Option with respect to which the SAR is exercised. SARs may be exercised for cash only during prescribed periods or pursuant to an irrevocable written election made at least six months prior to the date of exercise.

    The Compensation Committee may make equitable adjustments in the terms of Options under discretionary grants and maximum number of Shares available under the Plan, and may also provide by the terms of any such Option that such Option cannot be exercised, upon the occurrence of certain corporate events, including reorganizations, mergers, acquisitions, liquidation or dissolution. The Plan may be amended by the Compensation Committee at any time, provided that stockholder approval is required to approve amendments which (i) increase any limits on the maximum number of Shares which may be issued up on the exercise of Options; (ii) materially modify the Plan's eligibility requirements; (iii) reduce the minimum option price requirements of the Plan; or (iv) extend the time period during which Options or SARs may be granted. No amendment of the Plan shall adversely affect any prior rights or obligations under Options or SARs, without the consent of the optionee.

FEDERAL INCOME TAX CONSEQUENCES

    Options granted under the Plan may be either Non-Qualified Stock Options or, if granted to employees of the Company or any of its subsidiaries, Incentive Stock Options, as determined from time to time by the Compensation Committee. As to Non-Qualified Stock Options, there will be no federal income tax consequences to either the optionee or the Company on the grant of the Option. Upon the exercise of a Non-Qualified Stock Option, the optionee will generally recognize taxable ordinary income in an amount equal to the difference between the Option price paid and the then fair market value of the Shares received. The Company will generally be entitled to a tax deduction in an amount equal to the optionee's taxable ordinary income. In the case of an optionee subject to
Section 16(b) of the Exchange Act, the optionee will recognize ordinary income after exercise only upon the expiration of six months following the date of grant, unless the optionee elects pursuant to Section 83(b) of the Code to use the exercise date for purposes of such calculation. The Company is required to withhold taxes on the ordinary income recognized by an optionee upon exercise of a Non-Qualified Stock Option. Upon disposition of the Shares by the optionee, the optionee will generally recognize gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and his basis for the Shares, which will include the amount previously recognized by him or her as ordinary income.

    If an Option granted under the Plan is designated as an Incentive Stock Option and thereafter continues to qualify as such, the optionee will generally recognize no income upon grant or exercise of the Incentive Stock Option and the Company will not be allowed a deduction for Federal income tax purposes (which it would otherwise receive in the case of an exercise of a Non-Qualified Stock Option). Upon a subsequent sale or other disposition of Shares received upon exercise of an Incentive Stock Option, if such sale or other disposition occurs at least two years after the date of grant and one year after the transfer of Shares pursuant to the exercise of the Incentive Stock Option, any gain or loss will be taxed to the optionee at capital gain rates. If either of such requirements is not satisfied, gain realized upon such sale or other disposition will generally be subject to ordinary income tax. The Company, in turn will generally then be entitled to a deduction for Federal income tax purposes in the amount of such ordinary income recognized by the optionee. Whenever Incentive Stock Options are exercised, the difference between the exercise price and the fair market value of the Shares constitutes an adjustment in computing alternative minimum taxable income. As a result, Section 55 of the Code may impose an "alternative minimum tax" upon the optionee exercising Incentive Stock Options.

    Finally, Section 162(m) of the Code denies a Federal income tax deduction for certain compensation in excess of $1 million per year paid to the Chief Executive Officer and the four other most highly paid executive officers of a publicly traded corporation. Certain types of performance-based compensation, including compensation based on attaining pre-established performance goals, are excluded from this deduction limit. It is intended that compensation paid pursuant to the Plan will be deductible by the Company notwithstanding the limitations of Section 162(m) of the Code by reason of the exception for performance-based compensation.

ACCOUNTING TREATMENT

    Generally, the Company's reported earnings will not be affected by the grant of Options or SARs or the exercise of Options or SARs, since options or SARs cannot be issued for less than 100% of the fair market value of the common stock on the date of grant, according to the Plan. Such grants, however, may impact the calculation of diluted earnings per share.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE STOCK OPTION PLAN AMENDMENT.

                     RATIFICATION OF SELECTION OF AUDITORS

    The auditing firm of KPMG Peat Marwick LLP has examined the financial statements of the Company since 1986. The Board of Directors wishes to utilize its services for the Company and its subsidiaries for the fiscal year ending December 26, 1998. A resolution will be presented to the meeting to ratify the appointment of that firm by the Board of Directors as independent accountants to examine the financial statements of the Company and its subsidiaries for the fiscal year ending December 26, 1998, and to perform other appropriate accounting services. Representatives of that firm will be present at the meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions by stockholders.

    If the stockholders do not ratify the selection of KPMG Peat Marwick LLP by the affirmative vote of a majority of the number of votes entitled to be cast by the Common Stock represented at the Annual Meeting, the selection of independent accountants will be reconsidered by the Board of Directors. Under applicable Delaware law, in determining whether this item has received the requisite number of affirmative votes, abstentions will have the same effect as votes against this item; however, broker non-votes will be treated as not entitled to vote for purposes of determining approval of this item and will not have any effect on the outcome of the matter.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP.

                                 OTHER MATTERS

    The Board of Directors and management of the Company know of no other matters to be brought before the Annual Meeting. If other matters should arise at the Annual Meeting, shares represented by proxies will be voted at the discretion of the proxy holder.

                     STOCKHOLDER NOMINATIONS AND PROPOSALS

    Any stockholder who intends to present a proposal (other than with respect to the election of directors) at the 1999 annual meeting of stockholders and who wishes such proposal to be included in the Proxy Statement for that meeting must submit such proposal in writing to the Secretary of the Company, at the address of the Company set forth on the first page of this Proxy Statement, and such proposal must be received on or before December 24, 1998, or, if the 1999 annual meeting is changed by more than thirty (30) calendar days from May 19, such proposal must be received a reasonable time before the solicitation is made.

    In addition, any stockholder who intends to nominate any person for election as a director at the 1999 annual meeting must make such nominations by written notice given by or on behalf of a stockholder of record (the "Notice of Nomination"). The Notice of Nomination must be delivered personally to, or mailed to, and received at the principal executive office of the corporation, addressed to the attention of the Secretary, no later than ten (10) days after the first date of public disclosure by the Company of the date of the annual meeting or special meeting of stockholders; PROVIDED, HOWEVER, that such Notice of Nomination shall not be required to be given more than sixty (60) days prior to an annual or special meeting of stockholders. Public disclosure shall be deemed to be first made when disclosure of such date of the annual meeting or special meeting of stockholders is first made in a press release reported by the Dow Jones News Services, Associated Press or comparable national news service, or in a document publicly filed by the corporation with the Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act or any successor thereto. Such Notice of Nomination shall set forth (i) the name and address of the person proposing to make nominations, (ii) the class and number of shares of capital stock held of record, held beneficially and represented by proxy held by such person as of the record date for the meeting and as of the date of such Notice of Nomination, (iii) all information regarding each stockholder nominee that would be required to be set forth in a definitive proxy statement filed with the Commission pursuant to
Section 14 of the Exchange Act, or any successor thereto, and the written consent of each such stockholder nominee to serve if elected, and (iv) all other information that would be required to be filed with the Commission if the person proposing such nominations were a participant in a solicitation subject to
Section 14 of the Exchange Act or any successor thereto. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that any proposed nomination of a stockholder nominee was not made in accordance with the foregoing procedures and, if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

                                          By Order of the Board of Directors

                                          /s/ Paul E. Yestrumskas

                                          Paul E. Yestrumskas
                                          VICE PRESIDENT, GENERAL COUNSEL AND
                                          SECRETARY

                                          May 15, 1998

                                                                      APPENDIX A

                             PLAYTEX PRODUCTS, INC.

                       1997 ANNUAL REPORT TO STOCKHOLDERS

                             PLAYTEX PRODUCTS, INC.

                       1997 ANNUAL REPORT TO STOCKHOLDERS

                                     INDEX

                                                                                                            PAGE
                                                                                                          ---------
PART I--FINANCIAL INFORMATION

Selected Financial Data.................................................................................      3

Management's Discussion and Analysis of Financial Condition and Results of Operations...................    4--9

Consolidated Financial Statements.......................................................................   10--13

Notes to Consolidated Financial Statements..............................................................   14--45

PART II--OTHER INFORMATION

Independent Auditors' Report............................................................................     46

Report of Management....................................................................................     47

Other Information.......................................................................................   48--49

                             PLAYTEX PRODUCTS, INC.

                            SELECTED FINANCIAL DATA

                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                   TWELVE MONTHS ENDED
                                          ---------------------------------------------------------------------
                                           DEC. 27,       DEC. 28,      DEC. 30,       DEC. 31,       DEC. 25,
                                             1997           1996          1995           1994           1993
                                          ----------     ----------     ---------     ----------     ----------
INCOME STATEMENT DATA:
  Net sales.............................  $  500,632     $  498,742     $ 483,581     $  473,275     $  409,858
  Gross profit..........................     304,652        306,230       295,452        306,674        273,136
  Operating expenses, excluding
    amortization of intangibles.........     192,056        194,184       195,457        166,799        143,834
  Amortization of intangibles...........      12,894         12,846        11,268         10,181         14,529
  Write-off of SMILETOTE and Beauty Care
    intangible assets--1995 and 1993,
    respectively........................      --             --             6,441         --            121,620
  Operating earnings (loss).............      99,702         99,200        82,286        129,694         (6,847)
  Interest expense, net.................      64,470         64,860        71,361         76,153        115,949
  Earnings (loss) available to common
    stockholders........................  $   14,653(1)  $   18,199     $  (5,161)(2) $   28,384(3)  $ (176,107)(4)
  Earnings (loss) per share available to
    common stockholders (basic and
    diluted)............................  $     0.29     $     0.36     $   (0.12)    $     0.97     $   (16.21)
  Earnings (loss) before extraordinary
    loss, cumulative effect of
    accounting changes and preferred
    stock dividends.....................  $   18,731     $   18,199     $   2,774     $   29,547     $ (124,845)
  Earnings (loss) per share before
    extraordinary loss, cumulative
    effect of accounting changes and
    preferred stock dividends (basic and
    diluted)............................  $     0.37     $     0.36     $    0.07     $     0.99     $   (11.49)(5)
  Weighted average common shares
    outstanding:
    Basic...............................      50,923         50,883        42,309         29,212         10,867
    Diluted.............................      51,006         50,939        42,342         29,213         10,867
BALANCE SHEET DATA (AT PERIOD END):
  Working capital.......................  $   56,402     $    6,522     $  28,637     $   17,623     $  (24,632)
  Total assets..........................     652,558        660,331       682,861        599,400        588,457
  Total long-term debt, excluding due to
    related party.......................     737,800        739,700       790,050        875,700        915,413
  Redeemable preferred stocks...........      --             --            --             --            139,644
  Stockholders' equity (deficit)........  $ (268,063)    $ (282,727)    $(300,976)    $ (465,997)    $ (723,408)

------------------------

(1) Includes the effect of extraordinary loss of $4.1 million (net of $2.3 million of income tax benefit) related to the early extinguishment of debt in connection with the 1997 Refinancing. See Note 11 of Notes to Consolidated Financial Statements.

(2) Includes the effect of extraordinary loss of $7.9 million (net of $5.2 million of income tax benefit) related to the early extinguishment of debt in connection with the 1995 Transaction. See Note 11 of Notes to Consolidated Financial Statements.

(3) Includes dividends on preferred stock of $1.2 million.

(4) Includes the effects of the write-off of Beauty Care intangible assets of $121.6 million, dividends on preferred stock of $12.8 million, extraordinary loss of $39.4 million (net of $25.4 million of income tax benefit) related to the early extinguishment of debt and $0.9 million, net of $0.7 million of income tax benefit, related to changes in accounting.

(5) Basic and diluted loss per share includes the effect of the write-off of Beauty Care intangible assets ($11.19 loss per share).

                             PLAYTEX PRODUCTS, INC.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF

                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of the Company's financial condition and results of operations should be read in conjunction with the historical audited consolidated financial statements and notes thereto, presented on pages 10 through 45 hereof.

    In accordance with Rule 14a-3(c) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), information contained herein is provided solely for the information of stockholders and of the Securities and Exchange Commission. Such information shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulation 14A under the Exchange Act (except as provided in Rule 14a-3) or to the liabilities of Section 18 of the Exchange Act, unless, and only to the extent that, it is expressly incorporated by reference into the Annual Report on Form 10-K of Playtex Products, Inc. for its fiscal year ended December 27, 1997.

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE
  SECURITIES LITIGATION REFORM ACT OF 1995

    Certain statements in this document may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this document, the words "anticipates", "intends", "plans", "believes", "estimates", "expects", and similar expressions are intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: price and product changes and promotional activity by competitors, timing of technological advances and new product initiatives by the Company and its competitors, acceptance by consumers of new replacement products, continued activity in the private label sector, the loss of a significant customer, product liability litigation, integration of acquisitions and changes in governmental regulation.

RESULTS OF OPERATIONS

    BASIS OF MANAGEMENT'S DISCUSSION AND ANALYSIS

    The Company is a leading manufacturer and marketer of a diversified line of well recognized branded consumer products in a variety of categories. The Feminine Care product category includes a wide range of plastic and cardboard applicator tampons marketed under such brand names as Playtex-Registered Trademark- Gentle Glide-Registered Trademark-, Soft Comfort-TM-, Slimfits-TM- and Silk Glide-Registered Trademark-. The Company's second largest product category based on 1997 net sales is Infant Care, which is comprised of the Playtex-Registered Trademark- disposable nurser system, cups and mealtime products, reusable hard bottles and pacifiers. The Company's Sun Care business consists of an extensive line of sun care products marketed under the Banana Boat-Registered Trademark- and BioSun-Registered Trademark- trade names. The Household Products category includes Playtex-Registered Trademark-household latex gloves and Woolite-Registered Trademark- rug and upholstery cleaning products ("WOOLITE"). The Company's Personal Grooming business consists of Jhirmack-Registered Trademark- hair care products and Tek-Registered Trademark- toothbrushes.

    In January 1998, the Company acquired Personal Care Holdings, Inc. ("PCH"), Carewell Industries, Inc. ("Carewell"), and certain tangible and intangible assets related to the Binky-Registered Trademark- pacifier business from Binky-Griptight, Inc. ("Binky")(see Note 20 of Notes to Consolidated Financial Statements). These acquisitions had no impact on the results of operations of the Company in fiscal 1997. As a result of these acquisitions, revenues from the Infant Care and Personal Grooming product categories will increase as a percent of total revenue in the future.

                             PLAYTEX PRODUCTS, INC.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF

           FINANCIAL CONDITION AND RESULTS OF OPERATIONS (CONTINUED)

    The following table sets forth the Company's principal product lines and certain related data for 1997 (dollars in millions):

                                                                           PRIMARY              1997       PERCENT OF
PRODUCT LINE                                                             BRAND NAMES          NET SALES     NET SALES
----------------------------------------------------------------  -------------------------  -----------  -------------
Feminine Care...................................................  PLAYTEX                     $   201.5            40%
Infant Care.....................................................  PLAYTEX                         124.0            25
Sun Care........................................................  BANANA BOAT, BIOSUN              95.7            19
Household Products..............................................  PLAYTEX, WOOLITE                 55.3            11
Personal Grooming...............................................  JHIRMACK, TEK                    24.1             5
                                                                                             -----------          ---
  Total.........................................................                              $   500.6           100%
                                                                                             -----------          ---
                                                                                             -----------          ---

TWELVE MONTHS ENDED DECEMBER 27, 1997 VERSUS
  TWELVE MONTHS ENDED DECEMBER 28, 1996

    NET SALES--Net sales in 1997 were $500.6 million, an increase $1.9 million, or less than 1%, from $498.7 million in 1996.

    Net sales of Feminine Care products decreased 11%, or $24.0 million, to $201.5 million from $225.5 million in 1996. The Company's shipments to retailers in the first half of 1997 were negatively impacted by high retail inventories created by earlier price-oriented promotional activity and by management's strategic decision to reduce these excess inventories by curtailing the off-price programs. During the first half of 1997, shipments of Feminine Care products fell 22% versus the prior year. During the same period in 1997, retail sales of the Company's products exceeded the Company's shipments by 90 million tampons, indicating that retailers reduced their inventories of Playtex tampons by approximately six weeks worth of sales. The Company believes that trade inventories returned to more normal levels by mid-year 1997 given that: 1) shipments in the second half of 1997 were even with the same period in 1996 and 30% higher than shipments in the first half of 1997, and 2) shipments and retail sales in the second half of 1997 were in greater balance with one another.

    Infant Care net sales increased $14.5 million, or 13%, to $124.0 million in 1997 from $109.5 million in 1996 while net sales of Sun Care products increased $22.4 million, or 31%, to $95.7 million in 1997 versus $73.3 million in 1996. The growth in both Infant Care and Sun Care was due to: (i) successful new product launches, (ii) increased distribution, (iii) continued market share gains for the Playtex businesses, and (iv) continued growth for the Infant Care and Sun Care markets overall.

    Household Products 1997 net sales decreased $5.2 million, or 9%, to $55.3 million due, in part, to a change in pricing strategy for PLAYTEX GLOVES which resulted in both lower reported revenue offset by lower trade spending versus 1996. In addition, the introduction of a new competitor in the carpet cleaning business negatively impacted sales of WOOLITE during the year.

    Net sales in Personal Grooming declined by $5.8 million, or 19%, to $24.1 million in fiscal 1997. The decline is attributable to the strategic decision on the part of the Company to reduce ineffective trade spending associated with the JHIRMACK brand and to maximize the cash flow generated by the brand.

    GROSS PROFIT--Gross profit decreased $1.5 million, or less than 1%, to $304.7 million for 1997 versus $306.2 million for 1996. The gross profit margin decreased to 60.9% for the 1997 fiscal year versus 61.4%

                             PLAYTEX PRODUCTS, INC.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF

           FINANCIAL CONDITION AND RESULTS OF OPERATIONS (CONTINUED)

for the prior fiscal year. The decrease in gross profit in fiscal 1997 was attributable primarily to the mix of products sold, offset in part, by marginally higher sales.

    OPERATING EARNINGS--Operating earnings increased $0.5 million, or less than 1%, to $99.7 million for 1997 versus $99.2 million for 1996. Contributing to this increase was lower trade spending in line with the Company's consumer oriented marketing strategy. For fiscal 1997, trade spending was $8.0 million, or 12%, lower than in fiscal 1996. The lower trade spending was offset by higher consumer spending, up $2.9 million versus fiscal 1996, lower gross profit of $1.6 million as noted above, and increased selling, distribution, research, and administrative expenses which were collectively $3.0 million higher than fiscal 1996.

    INTEREST EXPENSE--Interest expense of $64.5 million for fiscal 1997 decreased $0.4 million, or 1%, from $64.9 million in 1996.

    EXTRAORDINARY LOSS--In July 1997, the Company refinanced its senior credit agreement. The Company recorded an extraordinary loss of $4.1 million (net of income tax benefit of $2.3 million) for costs and expenses related to the write-off of the unamortized portion of the deferred financing costs associated with the previous credit agreement.

    NET EARNINGS--As a result of the factors noted above, net earnings were $14.7 million in 1997 compared to $18.2 million in 1996.

TWELVE MONTHS ENDED DECEMBER 28, 1996 VERSUS
  TWELVE MONTHS ENDED DECEMBER 30, 1995

RESULTS OF OPERATIONS

    NET SALES--Net sales in 1996 increased to $498.7 million, up $15.1 million, or 3%, from $483.6 million in 1995.

    Net sales for the Feminine Care business were $225.5 million for 1996, down $18.1 million, or 7%, versus $243.6 million in 1995. These results reflect (i) the rigorous competitive environment in the tampon category, particularly in the first half of the year; and (ii) a reduction in the level of inventories carried by retailers during the year. Although shipments to retailers declined 7% during the year, retail sales to consumers in units decreased only 1%, and the Company's unit market share was stable at 23% for the year.

    Infant Care net sales increased $21.9 million, or 25%, to $109.5 million in 1996 from $87.5 million in 1995. The increase was due primarily to the continued growth of the 6-ounce Spill-Proof-TM- cup and the successful introductions in 1996 of the 9-ounce SPILL-PROOF cup and the QuickStraw-TM- cup.

    Sun Care net sales increased $23.0 million, or 46%, to $73.3 million in 1996 from $50.3 million in 1995. This increase resulted from a higher market share for the year, which increased from 18% to 19%, category growth of 2% versus 1995 and, the addition of $10.3 million of revenues as a result of the acquisition of the remaining portion of the Banana Boat Holding Corporation (see Note 3 of Notes to Consolidated Financial Statements).

    Household Products net sales increased $3.2 million, or 6%, to $60.5 million in 1996 from $57.3 million in 1995. The WOOLITE brand's net sales increased $4.1 million, or 17%, to $27.8 million in 1996 compared to $23.7 million in 1995, while Glove net sales decreased $0.8 million, or 2%, to $32.8 million compared to $33.6 million in the prior year. The increase in the WOOLITE brand's net sales was attributable

                             PLAYTEX PRODUCTS, INC.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF

           FINANCIAL CONDITION AND RESULTS OF OPERATIONS (CONTINUED)

to the complete integration of this business after its acquisition in early 1995. Gloves net sales declined primarily due to a change in pricing strategy which resulted in lower reported revenue, more than offset by lower trade spending. The Company's market share in the household latex glove category grew by three percentage points in 1996 from 35% to 38%.

    Personal Grooming net sales declined by $14.8 million, or 33%, to $30.0 million, compared to $44.8 million in 1995. Much of this decline was attributable to the strategic decision on the part of the Company to significantly reduce ineffective and unprofitable trade spending associated with the JHIRMACK brand.

    GROSS PROFIT--Gross profit increased $10.7 million, or 4%, to $306.2 million for 1996 compared to $295.5 million for 1995. For the year, gross margin was 61.4% of net sales compared to 61.1% of net sales in 1995. The increase in margin was due, in part, to $3.4 million of pre-tax charges having been included in the 1995 cost of sales related to the BBH Acquisition, partially offset by a shift in product sales mix to lower margin goods.

    OPERATING EARNINGS--Operating earnings increased $16.9 million, or 21%, to $99.2 million for 1996 compared to $82.3 million for the prior year. This increase was due to the margin impact of the increased net sales described above and the fact that $15.5 million of one time pre-tax charges were included in the 1995 results. These one time charges consisted of $3.4 million in the cost of sales as previously described, $5.7 million (included in administrative expenses) to implement certain organizational changes arising from management's plan to streamline and strengthen the Company, and $6.4 million to write-off intangible assets associated with the SMILETOTE business.

    Advertising and promotional expenses increased by $1.8 million, or 2%, in 1996 compared to 1995. As part of its consumer oriented marketing strategy, the Company invested more heavily in advertising and consumer spending and focused less on trade spending. Excluding the impact of the 1995 one time items, the remaining operating expenses increased $4.2 million, or 5%, compared to 1995, mainly as a result of the BBH Acquisition in the fourth quarter of 1995 and a continued focus on new product development.

    INTEREST EXPENSE--The decrease in interest expense of $6.5 million for the 1996 year resulted from both lower debt levels and lower interest rates.

    NET EARNINGS--As a result of the factors noted above, net earnings were $18.2 million in 1996 compared to a net loss of $5.2 million in 1995.

FINANCIAL CONDITION AND LIQUIDITY

    At December 27, 1997, the Company's working capital (current assets net of current liabilities) increased to $56.4 million from $6.5 million at December 28, 1996. The increase resulted primarily from (i) a decrease of $23.5 million in current maturities of long-term debt, due to the 1997 Refinancing (as defined below), (ii) a reduction in accounts payable of $11.6 million, due to the timing of payments, (iii) a reduction in accrued expenses of $10.4 million, primarily as a result of lower accrued employee compensation and lower accruals for advertising and sales promotions, and (iv) higher inventory of $4.9 million due to increased production to support new product launches.

    The Company's businesses, with the exception of Sun Care, generally have not been seasonal. However, Sun Care product sales are highly seasonal, with 85 to 90 percent of sales occurring in the first six months of the year. This seasonality requires increased inventory to support the selling season and the extended credit terms which are typical in the sun care industry result in higher receivables for the Company.

                             PLAYTEX PRODUCTS, INC.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF

           FINANCIAL CONDITION AND RESULTS OF OPERATIONS (CONTINUED)

    Capital expenditures for equipment and facility improvements were $9.0 million, $9.7 million and $12.4 million for the twelve months ended December 27, 1997, December 28, 1996 and December 30, 1995, respectively. These expenditures were used primarily to upgrade production equipment and maintain facilities in the ordinary course of business. Capital expenditures for 1998 are expected to be $18.0 million, mostly for production related equipment and facility improvements and for projects consistent with those of the prior years. The 1998 projection includes increased capital expenditures related to the acquisitions of PCH, Carewell, and Binky.

    On July 21, 1997, the Company completed a refinancing of its senior indebtedness (the "1997 Refinancing") designed to increase its financial and operational flexibility. The net proceeds from the 1997 Refinancing were used to retire the indebtedness outstanding under the Company's previous credit agreement; concurrently, the former agreement was terminated.

    The 1997 Refinancing included: (i) the issuance of $150.0 million principal amount of 8 7/8% unsecured senior notes due July 15, 2004 (the "Senior Notes"),
(ii) a $150.0 million senior secured term loan due September 15, 2003 (the "1997 Term Loan") and (iii) senior secured credit facilities of $170.0 million (the "1997 Senior Secured Credit Facilities") comprised of a $115.0 million revolving credit facility (the "1997 Revolving Credit Facility") and a $55.0 million term loan facility (the "1997 Term A Loan").

    At December 27, 1997 long-term debt (including current portion but excluding obligations due to related party) was $737.8 million versus $739.7 million at December 28, 1996 a decrease of $1.9 million. The net decrease in long-term borrowings since December 28, 1996 was the result of favorable cash flow from operations offset, in part, by fees and expenses associated with the 1997 Refinancing. At December 27, 1997, the Company had unused lines of credit (giving effect to outstanding letters of credit) under the 1997 Revolving Credit Facility of $90.4 million.

    The credit facilities require the Company to meet certain financial covenants and ratios and also include conditions or restrictions on new indebtedness and liens, major acquisitions or mergers, capital expenditures and disposition of assets, certain dividends and other distributions, and prepayment and modification of indebtedness or equity capitalization. The Senior Notes and the 9% Senior Subordinated Notes with an aggregate amount of $360 million due 2003 (the "9% Notes") also contain restrictions and requirements with regard to similar matters. Under the terms of these debt instruments, payment of cash dividends on the Common Stock of the Company is restricted.

    The Company believes that it will generate sufficient cash flow from operations for working capital, capital expenditures and to make the scheduled interest and principal payments under the 1997 Term Loan and the 1997 Senior Secured Credit Facilities, and interest payments on the 9% Notes and the Senior Notes. However, the Company does not expect to generate sufficient cash flow from operations to make the $360 million principal payment due in 2003 on the 9% Notes nor the $150 million principal payment due in 2004 on the Senior Notes. Accordingly, the Company will have to either refinance its obligations with respect to the 9% Notes and Senior Notes prior to their maturity, sell assets or raise equity capital to repay the principal amounts of the 9% Notes and Senior Notes. The Company's ability to make scheduled principal payments, to refinance its obligations with respect to its indebtedness, sell assets or raise equity capital depends on its financial and operating performance, which is, in part, subject to prevailing economic conditions and to financial, business and other factors beyond its control. Although the Company's cash flow from operations and borrowings have been sufficient to meet its historical debt service obligations, there can be no assurance that the Company's operating results will continue to be sufficient or that future borrowing facilities will be available for the payment or refinancing of the Company's indebtedness.

                             PLAYTEX PRODUCTS, INC.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF

           FINANCIAL CONDITION AND RESULTS OF OPERATIONS (CONTINUED)

    In January 1998, the Company acquired PCH, Carewell, and Binky. The purchase of Carewell and Binky were financed from available borrowings under the 1997 Revolving Credit Facility. The Company increased its borrowings under the 1997 Term Loan by $100 million to fund the cash portion of the acquisition price of PCH. The Company also issued 9,257,345 shares of its Common Stock as part of the PCH acquisition.

    The Company will continue to regularly consider the acquisition of other companies or businesses engaged in the manufacture and distribution of related products. Such potential transactions may require substantial capital resources, which would in certain circumstances require the Company to seek additional debt or equity financing. As there can be no assurance that such financing will be available, the Company's ability to expand its operations through acquisition may be restricted. However, The Company believes that capital will be available to acheive its acquisition objectives.

    Inflation in the United States and Canada has not had a significant effect on the Company during recent periods.

RECENTLY ISSUED ACCOUNTING STANDARDS

    In June 1997, the Financial Accounting Standards Board ("FASB") issued SFAS No. 130, "Reporting Comprehensive Income"("SFAS No. 130"). SFAS No. 130 establishes requirements for reporting and display of comprehensive income. The new standard becomes effective for the Company's fiscal year 1998 and requires reclassification of earlier financial statements for comparative purposes.

    Also in June 1997, the FASB issued SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information"("SFAS No. 131"). SFAS No. 131 establishes requirements for disclosure about operating segments in the interim financial reports and annual financial statements. It also establishes standards for related disclosures about products and services, geographic area and major customers. This statement supersedes SFAS No. 14, "Financial Reporting for Segments of Business Enterprises". SFAS No. 131 becomes effective for the Company's fiscal year 1998 and requires that comparative information from earlier years be restated to conform to the requirements of the new standard. The Company is in the process of evaluating the disclosure requirements.

    In February 1998, the FASB issued SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits"("SFAS No. 132"), which revises employers' disclosures about these types of benefits. SFAS No. 132 does not change the measurement or recognition of those plans, but requires additional information to facilitate financial analysis and eliminates certain disclosures which are no longer useful. To the extent practicable, the Statement also standardizes disclosure for retiree benefits. SFAS No. 132 becomes effective for the Company's fiscal year 1998 and requires that comparative information from earlier years be restated to conform to the requirements of the new standard.

YEAR 2000

    The Company has assessed and continues to assess the impact of the Year 2000 issue on its operations, including the development and implementation of project plans and cost estimates required to make its information systems infrastructure Year 2000 compliant. Based on existing information, the Company believes that anticipated spending necessary to become Year 2000 compliant will not have a material effect on the results of operations, financial position, or cash flows of the Company. However, if appropriate modifications are not made by the Company's suppliers or customers information infrastructure on a timely basis, or if the Company's actual costs or timing for the year 2000 date conversion differ materially from its present estimates, the Company's operations and financial results could be adversely affected.

                             PLAYTEX PRODUCTS, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                  TWELVE MONTHS ENDED
                                                                        ----------------------------------------
                                                                        DECEMBER 27,  DECEMBER 28,  DECEMBER 30,
                                                                            1997          1996          1995
                                                                        ------------  ------------  ------------
Net sales.............................................................   $  500,632    $  498,742    $  483,581
Cost of sales.........................................................      195,980       192,512       188,129
                                                                        ------------  ------------  ------------
  Gross profit........................................................      304,652       306,230       295,452
                                                                        ------------  ------------  ------------
Operating expenses:
  Advertising and sales promotion.....................................      114,279       119,380       117,581
  Selling, distribution and research..................................       58,657        56,776        54,251
  Administrative......................................................       19,120        18,028        23,625
  Amortization of intangibles.........................................       12,894        12,846        11,268
  Write-off of SMILETOTE intangible assets............................       --            --             6,441
                                                                        ------------  ------------  ------------
    Total operating expenses..........................................      204,950       207,030       213,166
                                                                        ------------  ------------  ------------
      Operating earnings..............................................       99,702        99,200        82,286
Interest expense including related party interest expense of $12,150, net of related party interest income of $12,003 for all periods
  presented...........................................................       64,470        64,860        71,361
                                                                        ------------  ------------  ------------
      Earnings before income taxes....................................       35,232        34,340        10,925
Income taxes..........................................................       16,501        16,141         8,151
                                                                        ------------  ------------  ------------
      Earnings before extraordinary loss..............................       18,731        18,199         2,774
Extraordinary loss on early extinguishment of debt, net of $2,344 and
  $5,180 tax benefit in 1997 and 1995, respectfully...................       (4,078)       --            (7,935)
                                                                        ------------  ------------  ------------
      Net earnings (loss).............................................   $   14,653    $   18,199    $   (5,161)
                                                                        ------------  ------------  ------------
                                                                        ------------  ------------  ------------
Earnings (loss) per share (basic and diluted):
  Before extraordinary loss...........................................   $      .37    $      .36    $      .07
  Net earnings (loss).................................................   $      .29    $      .36    $     (.12)
Weighted average shares outstanding:
  Basic...............................................................       50,923        50,883        42,309
  Diluted.............................................................       51,006        50,939        42,342

        See the accompanying notes to consolidated financial statements.

                             PLAYTEX PRODUCTS, INC.

                          CONSOLIDATED BALANCE SHEETS

                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                       DECEMBER 27,  DECEMBER 28,
                                                                                           1997          1996
                                                                                       ------------  ------------
                                       ASSETS
Current assets:
  Cash...............................................................................   $    3,231    $    6,205
  Receivables, less allowance for doubtful accounts..................................       66,876        63,982
  Inventories........................................................................       42,500        37,637
  Deferred income taxes..............................................................        7,806         9,702
  Other current assets...............................................................        4,949         4,965
                                                                                       ------------  ------------
    Total current assets.............................................................      125,362       122,491
Net property, plant and equipment....................................................       54,810        53,408
Intangible assets, net:
  Goodwill...........................................................................      337,157       348,449
  Patents, trademarks and other......................................................       34,835        36,405
  Deferred financing costs...........................................................       16,751        15,337
Due from related party...............................................................       80,017        80,017
Other noncurrent assets..............................................................        3,626         4,224
                                                                                       ------------  ------------
    Total assets.....................................................................   $  652,558    $  660,331
                                                                                       ------------  ------------
                                                                                       ------------  ------------
                        LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable...................................................................   $   24,512    $   36,131
  Accrued expenses...................................................................       38,827        49,252
  Income taxes payable...............................................................        4,121         5,586
  Current maturities of long-term debt...............................................        1,500        25,000
                                                                                       ------------  ------------
    Total current liabilities........................................................       68,960       115,969
Long-term debt.......................................................................      736,300       714,700
Due to related party.................................................................       78,386        78,386
Other noncurrent liabilities.........................................................       13,563        14,207
Deferred income taxes................................................................       23,412        19,796
                                                                                       ------------  ------------
    Total liabilities................................................................      920,621       943,058
                                                                                       ------------  ------------
Stockholders' equity:
  Common stock, $0.01 par value, authorized 100,000,000 shares, issued 50,941,812
    shares at December 27,1997 and 50,887,200 shares at December 28,1996.............          509           509
  Additional paid-in capital.........................................................      424,706       424,277
  Retained earnings (deficit)........................................................     (691,065)     (705,718)
  Foreign currency translation adjustment............................................       (2,213)       (1,795)
                                                                                       ------------  ------------
    Total stockholders' equity.......................................................     (268,063)     (282,727)
                                                                                       ------------  ------------
    Total liabilities and stockholders' equity.......................................   $  652,558    $  660,331
                                                                                       ------------  ------------
                                                                                       ------------  ------------

        See the accompanying notes to consolidated financial statements.

                             PLAYTEX PRODUCTS, INC.

           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

                                 (IN THOUSANDS)

                                                                                                           FOREIGN
                                                                                ADDITIONAL   RETAINED     CURRENCY
                                                                     COMMON      PAID-IN     EARNINGS    TRANSLATION
                                                                      STOCK      CAPITAL     (DEFICIT)   ADJUSTMENT
                                                                   -----------  ----------  -----------  -----------
Balance, December 31, 1994.......................................   $     309   $  254,417  $  (718,756)  $  (1,967)
  Net loss.......................................................      --           --           (5,161)     --
  Issuance of shares of common stock.............................         200      169,800      --           --
  Foreign currency translation adjustment........................      --           --          --              182
                                                                        -----   ----------  -----------  -----------

Balance, December 30, 1995.......................................         509      424,217     (723,917)     (1,785)
  Net earnings...................................................      --           --           18,199      --
  Issuance of shares of common stock.............................      --               60      --           --
  Foreign currency translation adjustment........................      --           --          --              (10)
                                                                        -----   ----------  -----------  -----------

Balance, December 28, 1996.......................................         509      424,277     (705,718)     (1,795)
  Net earnings...................................................      --           --           14,653      --
  Issuance of shares of common stock.............................      --              429      --           --
  Foreign currency translation adjustment........................      --           --          --             (418)
                                                                        -----   ----------  -----------  -----------

Balance, December 27, 1997.......................................   $     509   $  424,706  $  (691,065)  $  (2,213)
                                                                        -----   ----------  -----------  -----------
                                                                        -----   ----------  -----------  -----------

        See the accompanying notes to consolidated financial statements.

                             PLAYTEX PRODUCTS, INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (IN THOUSANDS)

                                                                                  TWELVE MONTHS ENDED
                                                                        ----------------------------------------
                                                                        DECEMBER 27,  DECEMBER 28,  DECEMBER 30,
                                                                            1997          1996          1995
                                                                        ------------  ------------  ------------
Cash flows from operations:
  Net earnings (loss).................................................   $   14,653    $   18,199    $   (5,161)
  Non-cash items included in earnings:
    Extraordinary loss, net of tax benefit............................        4,078        --             7,935
    Write-off of SMILETOTE intangible assets..........................       --            --             6,441
    Amortization of intangibles.......................................       12,894        12,846        11,268
    Amortization of deferred financing costs..........................        2,163         2,089         2,246
    Depreciation......................................................        7,520         8,929         8,496
    Deferred income taxes.............................................        5,493         6,842          (133)
    Other, net........................................................          249            48          (291)
  Changes in working capital items,
    net of effects of acquisitions:
      Increase in receivables.........................................       (2,894)       (5,963)       (4,471)
      (Increase) decrease in inventories..............................       (4,863)       11,553         4,629
      Increase in other current assets................................         (948)         (420)       (1,802)
      (Decrease) increase in accounts payable.........................      (11,619)       16,074         6,967
      Decrease in accrued expenses....................................      (14,791)      (12,794)       (7,076)
      Increase (decrease) in income taxes payable.....................        1,843         3,689        (4,207)
      Increase (decrease) in accrued interest.........................        3,090          (788)        2,238
                                                                        ------------  ------------  ------------
        Net cash flows from operations................................       16,868        60,304        27,079
Cash flows used for investing activities:
  Purchases of property, plant and equipment..........................       (9,004)       (9,740)      (12,395)
  Businesses acquired.................................................       --            --           (94,429)
                                                                        ------------  ------------  ------------
        Net cash flows used for investing activities..................       (9,004)       (9,740)     (106,824)
Cash flows (used for) from financing activities:
  Net borrowings (repayments) under working capital credit
    facilities........................................................       23,550        (2,850)      (42,650)
  Long-term debt borrowings...........................................      355,000        --           425,000
  Long-term debt repayments...........................................     (380,450)      (47,500)     (468,000)
  Payment of financing costs..........................................       (9,367)       --            (9,113)
  Issuance of shares of common stock..................................          429            60       170,000
  Other, net..........................................................       --                (9)           75
                                                                        ------------  ------------  ------------
        Net cash flows (used for) from financing activities...........      (10,838)      (50,299)       75,312
(Decrease) increase in cash...........................................       (2,974)          265        (4,433)
Cash at beginning of period...........................................        6,205         5,940        10,373
                                                                        ------------  ------------  ------------
Cash at end of period.................................................   $    3,231    $    6,205    $    5,940
                                                                        ------------  ------------  ------------
                                                                        ------------  ------------  ------------
Supplemental disclosures of cash flow information
  Cash paid during the periods for:
    Interest..........................................................   $   59,217    $   63,559    $   66,884
    Income taxes, net of refunds......................................   $    9,165    $    5,610    $   10,748

        See the accompanying notes to consolidated financial statements.

                             PLAYTEX PRODUCTS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    PRINCIPLES OF CONSOLIDATION The consolidated financial statements include the accounts of Playtex Products, Inc. and all of its subsidiaries ("Playtex" or the "Company"). All significant intercompany balances have been eliminated.

    INVENTORIES Inventories are stated at the lower of cost (first-in, first-out basis) or market. Inventory costs include material, labor and manufacturing overhead.

    NET PROPERTY, PLANT AND EQUIPMENT Depreciation is provided on the straight-line method over the estimated useful lives of the respective assets (ranging from 3 to 40 years). Repair and maintenance costs ($5.2 million in 1997, $5.5 million in 1996 and $5.1 million in 1995) are expensed; renewals and betterments are capitalized

    INTANGIBLE AND LONG-LIVED ASSETS Intangible assets include goodwill, which represents costs in excess of net assets of businesses acquired, patents, trademarks, and organization costs. Intangible assets are amortized on a straight-line basis over a period not exceeding 40 years. The Company systematically reviews the recoverability of its goodwill using certain financial indicators, such as historical and future ability to generate income from operations. The Company systematically reviews the recoverability of the other long-lived assets by comparing their unamortized carrying value to their related anticipated undiscounted future cash flows. Any impairment related to goodwill or other long-lived assets is measured by reference to the assets' fair market value. Impairments are charged to expense when such determination is made.

    DEFERRED FINANCING COSTS Costs incurred in connection with the issuance of long-term debt have been capitalized and are being amortized over the life of the related debt agreements. Such costs, net of accumulated amortization, amounted to $16.8 million and $15.3 million at December 27, 1997 and December 28, 1996, respectively.

    INCOME TAXES Deferred tax assets and liabilities are provided using the asset and liability method for temporary differences between financial and tax reporting basis using the enacted tax rates in effect for the period in which the differences are expected to reverse.

    FOREIGN CURRENCY TRANSLATION The functional currency of Playtex's Canadian operations is the local currency. Net exchange gains or losses resulting from the translation of assets and liabilities are accumulated in a separate section of stockholders' equity titled "Foreign currency translation adjustment."

    EARNINGS PER SHARE In February 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 128 ("SFAS 128") "Earnings per Share". This statement establishes and simplifies standards for computing and presenting earnings per share ("EPS"). SFAS 128 replaces primary and fully diluted EPS with basic and diluted earnings per share. Basic EPS excludes dilution and is computed by dividing net earnings by the weighted average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that would occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that would then share in the earnings of the Company. The Company has adopted SFAS 128 with its December 27, 1997 consolidated financial statements. For the periods presented, stock options outstanding under the Company's 1994 Stock Option Plan are the only potentially dilutive instrument that caused the diluted weighted average shares outstanding to increase over the basic

                             PLAYTEX PRODUCTS, INC.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) weighted average shares outstanding. The Company utilizes the treasury stock method to determine the dilutive impact of potentially exercised stock options.

    USE OF ESTIMATES The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could vary from those estimates.

    RECLASSIFICATIONS For comparative purposes, certain amounts have been reclassified to conform to the current year presentation.

2. THE 1995 TRANSACTION

    On June 6, 1995, following the receipt of stockholder approval at the Annual Meeting of Stockholders, the Company consummated the sale of 20 million shares of common stock of the Company, par value $.01 per share, at a price of $9.00 per share to HWH Capital Partners, L.P., HWH Valentine Partners, L.P., and HWH Surplus Valentine Partners, L.P. (collectively, the "Investors"), each a Delaware limited partnership managed by Haas Wheat & Partners Incorporated, pursuant to a Stock Purchase Agreement, dated as of March 17, 1995, between the Company and the Investors. The Investors' shares constituted approximately 40% of the Company's then outstanding Common Stock as of June 6, 1995. At the 1995 Annual Meeting, designees of the Investors were elected by the Company's stockholders as a majority of the Company's Board of Directors. Costs and expenses associated with the sale (the "Investment"), including advisory fees, investment banking, legal and certain other expenses, amounted to approximately $10.0 million. The net proceeds of the Investment were used by the Company, together with borrowings under a new credit agreement to refinance all existing bank debt.

3. ACQUISITION OF BANANA BOAT HOLDING CORPORATION ("BBH")

    On October 31, 1995, the Company and BBH Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of Playtex, acquired all issued and outstanding common shares not previously owned by Playtex, of BBH, a Delaware corporation and manufacturer of Banana Boat-Registered Trademark-sun and skin care products (the "BBH Acquisition"). The BBH Acquisition was completed pursuant to an agreement and plan of merger dated October 17, 1995.

    Prior to the BBH Acquisition, Playtex had recognized 42.5% of the operating profits from the sale of BANANA BOAT products, in accordance with the terms of a distribution agreement between BBH and Playtex. Following the BBH Acquisition, Playtex's equity ownership of BBH increased from 22% to 100% and the Company's interest in the operating profits from the sale of BANANA BOAT products increased to 100%. Concurrently with the BBH acquisition, the distribution agreement was terminated.

    The net funds expended for the BBH Acquisition included cash of $40.4 million, the retirement of $27.1 million of BBH's long-term debt, the assumption of BBH's working capital facility and the payment of accrued interest and transaction fees of $4.3 million. The BBH Acquisition was financed with $34.3 million of existing cash balances and advances under the Company's previous credit facility of $37.5 million. The BBH Acquisition was accounted for as a purchase and the results of operations of BBH have been included in the consolidated statements of operations from the date of acquisition. The purchase price was allocated to the assets acquired and the liabilities assumed based on the fair values at the date of

                             PLAYTEX PRODUCTS, INC.

3. ACQUISITION OF BANANA BOAT HOLDING CORPORATION ("BBH") (CONTINUED) acquisition. The excess purchase price over the fair value of net assets acquired was $44.1 million and is being amortized on a straight-line basis over 40 years.

    The following consolidated unaudited pro forma results of operations assumes the BBH acquisition occurred as of January 1, 1995. The pro forma financial information is not necessarily indicative of operating results that would have occurred had the BBH acquisition been consummated as of December 31, 1994, nor indicative of future operating results (In millions, except per share data).

                                                                                                         TWELVE
                                                                                                      MONTHS ENDED
                                                                                                      DECEMBER 30,
                                                                                                          1995
                                                                                                     ---------------
Net sales..........................................................................................     $   495.6
Earnings before extraordinary loss.................................................................           4.0
Net loss...........................................................................................          (4.0)
Earnings (loss) per share (basic and diluted):
        Before extraordinary loss..................................................................     $    0.09
        Net loss...................................................................................         (0.09)

4. BALANCE SHEET COMPONENTS

    The components of certain balance sheet accounts are as follows (in thousands):

                                                                                       DECEMBER 27,  DECEMBER 28,
                                                                                           1997          1996
                                                                                       ------------  ------------
Receivables..........................................................................   $   68,545    $   65,740
Less allowance for doubtful accounts.................................................       (1,669)       (1,758)
                                                                                       ------------  ------------
  Net................................................................................   $   66,876    $   63,982
                                                                                       ------------  ------------
                                                                                       ------------  ------------
Inventories:
  Raw materials......................................................................   $   14,866    $   13,854
  Work in process....................................................................          845         1,004
  Finished goods.....................................................................       26,789        22,779
                                                                                       ------------  ------------
    Total............................................................................   $   42,500    $   37,637
                                                                                       ------------  ------------
                                                                                       ------------  ------------
Net property, plant and equipment:
  Land...............................................................................   $    1,190    $    1,190
  Buildings..........................................................................       24,650        24,818
  Machinery and equipment............................................................      103,767        95,938
                                                                                       ------------  ------------
                                                                                           129,607       121,946
  Less accumulated depreciation......................................................      (74,797)      (68,538)
                                                                                       ------------  ------------
    Net..............................................................................   $   54,810    $   53,408
                                                                                       ------------  ------------
                                                                                       ------------  ------------

                             PLAYTEX PRODUCTS, INC.

4. BALANCE SHEET COMPONENTS (CONTINUED)

                                                                                       DECEMBER 27,  DECEMBER 28,
                                                                                           1997          1996
                                                                                       ------------  ------------
Goodwill.............................................................................   $  446,607    $  446,602
Less accumulated amortization........................................................     (109,450)      (98,153)
                                                                                       ------------  ------------
    Net..............................................................................   $  337,157    $  348,449
                                                                                       ------------  ------------
                                                                                       ------------  ------------

Patents, trademarks and other........................................................   $   49,669    $   49,644
Less accumulated amortization........................................................      (14,834)      (13,239)
                                                                                       ------------  ------------
    Net..............................................................................   $   34,835    $   36,405
                                                                                       ------------  ------------
                                                                                       ------------  ------------

Deferred financing costs.............................................................   $   20,350    $   19,463
Less accumulated amortization........................................................       (3,599)       (4,126)
                                                                                       ------------  ------------
    Net..............................................................................   $   16,751    $   15,337
                                                                                       ------------  ------------
                                                                                       ------------  ------------
Accrued expenses:
  Advertising and sales promotion....................................................   $   13,480    $   19,191
  Employee compensation and benefits.................................................        7,808        14,167
  Interest...........................................................................        8,622         5,532
  Insurance..........................................................................        2,945         2,913
  Other..............................................................................        5,972         7,449
                                                                                       ------------  ------------
    Total............................................................................   $   38,827    $   49,252
                                                                                       ------------  ------------
                                                                                       ------------  ------------

5. DUE FROM RELATED PARTY

    Playtex Investment Corp., a wholly-owned subsidiary of the Company, is the holder of $40 million aggregate principal amount of 15% debentures (the "Apparel Debenture") issued by Playtex Apparel Partners, L.P. (the "Apparel Partnership") in connection with its 1988 acquisition of Playtex Apparel, Inc. Interest on the Apparel Debenture is payable annually in cash on each December 15. However, with respect to any such interest amount payable prior to maturity, Apparel Partnership may elect and elected for periods through December 15, 1993 to make such payments in additional Apparel Debenture. For the periods ended after December 15, 1993, the Apparel Partnership paid in cash the accrued interest. Principal and any unpaid accrued interest are due in cash on December 15, 2003. The obligations of the Apparel Partnership are nonrecourse to the partners of the Apparel Partnership. The assets of the Apparel Partnership are Sara Lee Corporation common stock with a market value at December 27, 1997 and December 28, 1996 of approximately $8.4 and $7.7 million, respectively, cash of approximately $0.3 and $0.4 million, respectively, and Playtex's 15 1/2% Subordinated Notes (see Note 7). Playtex believes that the Apparel Debenture represents the only material liability of the Apparel Partnership.

                             PLAYTEX PRODUCTS, INC.

6. LONG-TERM DEBT

    Long-term debt consists of the following (in thousands):

                                                                                       DECEMBER 27,  DECEMBER 28,
                                                                                           1997          1996
                                                                                       ------------  ------------
1997 Credit Agreement:
  Term A Loan........................................................................   $   55,000    $   --
  Revolving Credit Facility..........................................................       23,550        --
  Term Loan..........................................................................      149,250        --
1995 Credit Agreement:
  Working Capital Facility...........................................................       --             2,200
  Term Loan Facility.................................................................       --           367,500
  Acquisition Credit Facility........................................................       --            10,000
8 7/8% Unsecured Senior Notes due 2004...............................................      150,000        --
9% Senior Subordinated Notes due 2003................................................      360,000       360,000
                                                                                       ------------  ------------
                                                                                           737,800       739,700
  Less current maturities............................................................       (1,500)      (25,000)
                                                                                       ------------  ------------
    Total long-term debt.............................................................   $  736,300    $  714,700
                                                                                       ------------  ------------
                                                                                       ------------  ------------

    On July 21, 1997, the Company completed a refinancing of its senior indebtedness (the "1997 Refinancing") designed to increase its financial and operational flexibility. The 1997 Refinancing includes: (i) the issuance of $150.0 million principal amount of 8 7/8% unsecured senior notes due July 15, 2004 (the "Senior Notes"), (ii) a $150.0 million senior secured term loan due September 15, 2003 (the "1997 Term Loan"), and (iii) senior secured credit facilities (the "1997 Senior Secured Credit Facilities") of $170.0 million comprised of a $115.0 million revolving credit facility (the "1997 Revolving Credit Facility") and a $55.0 million term loan facility (the "1997 Term A Loan"). The 1997 Term Loan and the 1997 Senior Secured Credit Facilities are known collectively as the 1997 Credit Agreement ("1997 Credit Agreement").

    The 1997 Term Loan provides for quarterly principal repayments of $375,000 from September 15, 1997 through June 15, 2003 and a payment of $141.0 million on September 15, 2003. The 1997 Revolving Credit Facility will mature on June 15, 2003 and commitments thereunder are automatically and permanently reduced by (i) $5.0 million on December 15, 2000 and June 15, 2001, (ii) $7.0 million on December 15, 2001 and June 15, 2002, and (iii) $8.0 million on December 15, 2002 and June 15, 2003. The 1997 Term A Loan will require a reduction in commitment amounts of $1.4 million in fiscal 1999, $7.6 million in fiscal 2000, $15.1 million in fiscal 2001, $19.9 million in fiscal 2002, and $11.0 million in fiscal 2003.

    The net proceeds from the 1997 Refinancing were used to retire the indebtedness outstanding under the Company's prior credit agreement originated in 1995. Concurrently, this credit agreement was terminated. Fees and expenses associated with the 1997 Refinancing of $10.0 million are amortized over the term of the associated financial instruments.

    The rates of interest on borrowings under the 1997 Credit Agreement are, at the Company's option, a function of various alternative short-term borrowing rates, as defined in the associated credit agreement. Quarterly commitment fees of three-eighths of one percent on the unutilized portion of the 1997 Revolving Credit Facility and an agency fee of approximately $0.1 million per annum are also required. At December 27, 1997 and December 28, 1996 the weighted average interest rate on the Company's variable

                             PLAYTEX PRODUCTS, INC.

6. LONG-TERM DEBT (CONTINUED)
rate indebtedness was 7.38% and 7.32%, respectively. In addition, the weighted average interest rates on the Company's variable rate indebtedness were 7.35%, 7.35% and 8.11% for the twelve month periods ended December 27, 1997, December 28, 1996, and December 30, 1995, respectively. At December 27, 1997, aggregate unused lines of credit (giving effect to outstanding letters of credit) under the 1997 Revolving Credit Facility amounted to $90.4 million.

    The provisions of the 1997 Senior Secured Credit Facilities require the Company to meet certain financial covenants and ratios and also include limitations or restrictions on: indebtedness and liens; major acquisitions or mergers; capital expenditures; disposition of assets; certain dividends and other distributions; and prepayment and modification of all indebtedness or equity capitalization. The 9% senior subordinated notes due 2003 in an aggregate principal amount of $360 million (the "9% Notes"), the Senior Notes and the 1997 Term Loan also contain certain restrictions and requirements. Under the terms of each of these agreements, payment of cash dividends on the common stock of the Company is restricted. Certain wholly-owned subsidiaries of the Company are guarantors of the 9% Notes and the Senior Notes (see Note 19).

    In connection with the Company's acquisition of Personal Care Holdings, Inc. ("PCH") on January 28, 1998 (see Note 20), the Company increased its borrowings under the 1997 Term Loan by $100 million. Quarterly principal repayments on the incremental borrowings will commence on March 15, 1998, in aggregate annual amounts equal to $1.0 million through and including December 15, 2002, and in the amount of $250,000 on March 15, 2003 and June 15, 2003, with a final payment of $94.5 million on September 15, 2003. Fees and expenses associated with the incremental borrowings are being amortized over its term.

    On February 2, 1994, Playtex issued $360 million aggregate principal of the 9% Notes. The interest on the 9% Notes is payable in cash semi-annually on each June 15 and December 15. Principal of the 9% Notes is due on December 15, 2003.

    The Company selectively enters into interest rate protection agreements to reduce the impact of interest rate changes on its variable rate indebtedness. The interest rate protection agreements involve exchanges of floating for fixed rate interest payments without the exchange of the underlying notional amount. The Company may also use interest rate caps which limit net interest expense if interest rates rise above a defined level. The notional amounts of such agreements are used to measure the interest to be paid or received and do not represent the amount of exposure to loss.

    On August 26 1997, the Company entered into an interest rate cap agreement, whereby, for a one year period commencing November 28, 1997 the London Interbank Offered Rate ("LIBOR") with respect to $100 million of its variable rate outstanding indebtedness will be capped at 6.5% per annum (the "Cap Rate"). The agreement provides for quarterly payments by the counterparty to the extent that LIBOR, as determined on the quarterly reset dates, exceeds the Cap Rate. This agreement effectively caps the rate on $100 million of variable rate indebtedness at 8.00%, after giving effect to the 1.50% spread as provided for in the 1997 Term Loan.

    Prior to the 1997 Refinancing, the Company was party to three interest rate protection agreements which hedged substantially all of the Company's outstanding variable rate debt under the previous credit agreement. On July 7, 1997, an agreement with a notional amount of $125 million expired and in conjunction with the 1997 Refinancing, the remaining two agreements with a combined notional amount of

                             PLAYTEX PRODUCTS, INC.

6. LONG-TERM DEBT (CONTINUED)
$250 million were canceled. The net gain associated with the canceled interest rate protection agreements was $0.3 million.

    Aggregate annual maturities of the Company's long-term debt for the next five years and thereafter as of December 27, 1997 are as follows (in millions):
$1.5 in fiscal 1998, $2.9 in fiscal 1999, $9.1 in fiscal 2000, $16.6 in fiscal 2001, $21.4 in fiscal 2002, and $686.3 thereafter.

7. DUE TO RELATED PARTY

    Due to related party consists of 15 1/2% Subordinated Notes held by the Apparel Partnership. Interest on the 15 1/2% Subordinated Notes is payable annually in cash on each December 15. However, with respect to any such interest amount payable prior to maturity, Playtex may elect and elected for periods through December 15, 1993 to make such payments in additional 15 1/2% Subordinated Notes. For the periods ended after December 15, 1993, Playtex paid in cash the accrued interest. Principal and any unpaid accrued interest on the 15 1/2% Subordinated Notes are payable in cash on December 15, 2003.

8. INCOME TAXES

    The provision for income taxes is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income.

    Valuation allowances are established, when necessary, to reduce deferred tax assets to amounts that are more likely than not to be realized.

    Earnings before income taxes and extraordinary loss are as follows (in thousands):

                                                                                  TWELVE MONTHS ENDED
                                                                        ----------------------------------------
                                                                        DECEMBER 27,  DECEMBER 28,  DECEMBER 30,
                                                                            1997          1996          1995
                                                                        ------------  ------------  ------------
U.S...................................................................   $   35,129    $   32,650    $    8,579
Foreign...............................................................          103         1,690         2,346
                                                                        ------------  ------------  ------------
  Total...............................................................   $   35,232    $   34,340    $   10,925
                                                                        ------------  ------------  ------------
                                                                        ------------  ------------  ------------

                             PLAYTEX PRODUCTS, INC.

8. INCOME TAXES (CONTINUED)
    Playtex's provisions for income taxes for the twelve months ended December 27, 1997, December 28, 1996, and December 30, 1995 are as follows (in thousands):

                                                                                   TWELVE MONTHS ENDED
                                                                        -----------------------------------------
                                                                        DECEMBER 27,  DECEMBER 28,  DECEMBER 30,
                                                                            1997          1996          1995
                                                                        ------------  ------------  -------------
Current:
  Federal.............................................................   $   10,197    $    7,851     $   9,174
  State and local.....................................................          600           553        (2,123)
  Foreign.............................................................          211           895         1,233
                                                                        ------------  ------------       ------
                                                                             11,008         9,299         8,284
                                                                        ------------  ------------       ------
Deferred:
  Federal.............................................................        4,939         6,851           (82)
  State and local.....................................................          516           311           (26)
  Foreign.............................................................           38          (320)          (25)
                                                                        ------------  ------------       ------
                                                                              5,493         6,842          (133)
                                                                        ------------  ------------       ------
    Total.............................................................   $   16,501    $   16,141     $   8,151
                                                                        ------------  ------------       ------
                                                                        ------------  ------------       ------

    Taxable and deductible temporary differences and tax credit carryforwards which give rise to Playtex's deferred tax assets and liabilities at December 27, 1997 and December 28, 1996 are as follows (in thousands):

                                                                                       DECEMBER 27,  DECEMBER 28,
                                                                                           1997          1996
                                                                                       ------------  ------------
Deferred tax assets:
  Allowances and reserves not currently deductible...................................   $    9,356    $   12,468
  Net operating loss carryforwards...................................................        5,302         6,185
  Postretirement benefits reserve....................................................        2,915         2,256
  Capitalized book expenses for tax purposes.........................................          564           675
  State tax credits..................................................................          242            58
                                                                                       ------------  ------------
    Total............................................................................   $   18,379    $   21,642
                                                                                       ------------  ------------
                                                                                       ------------  ------------
Deferred tax liabilities:
  Deferred gain on sale of business..................................................   $   14,650    $   14,650
  Property, plant and equipment......................................................       10,126         8,845
  Trademarks.........................................................................        5,980         5,139
  Undistributed earnings of foreign subsidiary.......................................        2,622         2,622
  Other..............................................................................          607           480
                                                                                       ------------  ------------
    Total............................................................................   $   33,985    $   31,736
                                                                                       ------------  ------------
                                                                                       ------------  ------------

    Undistributed earnings of the Company's Canadian subsidiary for which U.S. income taxes have not been provided were approximately $3.5 million at December 27, 1997. Such undistributed earnings are expected to be permanently reinvested in the Canadian subsidiary.

                             PLAYTEX PRODUCTS, INC.

8. INCOME TAXES (CONTINUED)
    The Company has available net operating loss carryforwards of $13.8 million at December 27, 1997 that expire in years 2008 through 2010. These net operating loss carryforwards, primarily related to operations of BBH prior to its acquisition by the Company, can be utilized by Playtex, with certain limitations, on its federal, state and local tax returns for tax periods subsequent to October 31, 1995. Playtex expects to fully utilize these net operating loss carryforwards prior to their expiration.

    The Company's tax provision differed from the amount computed using the federal statutory rate of 35% as follows (in thousands):

                                                                                   TWELVE MONTHS ENDED
                                                                        -----------------------------------------
                                                                        DECEMBER 27,  DECEMBER 28,  DECEMBER 30,
                                                                            1997          1996          1995
                                                                        ------------  ------------  -------------
Expected federal income tax at statutory rates........................   $   12,331    $   12,019     $   3,824
Amortization and write-off of intangible assets.......................        3,618         3,618         5,647
Settlement of tax examinations........................................       --            --            (2,385)
State and local income taxes..........................................          725           562           786
Foreign tax rate differential.........................................          179           279           331
Effect on deferred taxes due to change in
  Canadian withholding tax rates......................................       --              (214)       --
Other, net............................................................         (352)         (123)          (52)
                                                                        ------------  ------------       ------
  Total tax provision.................................................   $   16,501    $   16,141     $   8,151
                                                                        ------------  ------------       ------
                                                                        ------------  ------------       ------

    During 1995, several state jurisdictions concluded their examinations of tax returns filed by the Company for various years 1987 through 1992 or the statute of limitations related to other specific situations lapsed. As a result of these favorable developments, Playtex recorded a $2.4 million tax benefit in the provision for income taxes for the year ended December 30, 1995.

9. COMMON STOCK

    During 1994, the Company established a long-term incentive plan (the "1994 Stock Option Plan") under which awards of incentive stock options, nonqualified stock options and stock appreciation rights ("SARs") may be granted to directors and key employees of the Company. Stock options granted under the 1994 Stock Option Plan may have a term not in excess of ten years. The exercise price for stock options may not be less than the fair market value of the common stock on the date of grant. Except with respect to formula grants to certain non-employee directors, options vest over a period determined by the Compensation and Stock Option Committee.

    SARs may be granted in tandem with a stock option grant or at any time following the stock option grant. Upon exercise of a SAR, the grantee will receive cash equal to the excess of the fair market value of a share of common stock over the exercise price. No SARs have been granted.

    In February 1998, the Company's stockholders approved an amendment to the 1994 Stock Option Plan increasing the number of shares of common stock available for issuance upon exercise of options and SARs from 3,047,785 to 5,047,785.

    In 1996, the Company adopted SFAS No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123"). As permitted by SFAS 123, the Company continues to follow the provisions of APB No. 25,

                             PLAYTEX PRODUCTS, INC.

9. COMMON STOCK (CONTINUED)
"Accounting for Stock Issued to Employees" and related interpretations in accounting for compensation expense related to the issuance of stock options. Had compensation costs related to the issuance of stock options under the Company's 1994 Stock Option Plan been determined based on the estimated fair value at the grant dates under SFAS 123, the Company's earnings and earnings per share for the twelve months ended December 27, 1997, December 28, 1996, and December 30, 1995 would have been reduced to the pro forma amounts listed below (in thousands, except per share data):

                                                                        DECEMBER 27,  DECEMBER 28,  DECEMBER 30,
                                                                            1997          1996          1995
                                                                        ------------  ------------  ------------
Net earnings (loss):
  As reported:
        Before extraordinary loss.....................................   $   18,731    $   18,199    $    2,774
        Net earnings (loss)...........................................   $   14,653    $   18,199    $   (5,161)
  Pro forma:
        Before extraordinary loss.....................................   $   17,071    $   15,649    $    1,324
        Net earnings (loss)...........................................   $   12,993    $   15,649    $   (6,611)
Earnings (loss) per share (basic and diluted):
  As reported:
        Before extraordinary loss.....................................   $      .37    $      .36    $      .07
        Net earnings (loss)...........................................   $      .29    $      .36    $     (.12)
  Pro forma:
        Before extraordinary loss.....................................   $      .34    $      .31    $      .03
        Net earnings (loss)...........................................   $      .25    $      .31    $     (.16)
Weighted average shares outstanding:
  Basic...............................................................       50,923        50,883        42,309
  Diluted.............................................................       51,006        50,939        42,342

    The fair value of each stock option grant was estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions: weighted average risk-free interest rates of 6.10%, 6.63% and 6.26% for fiscal 1997, 1996 and 1995, respectively; no dividend yield; expected lives of 5 years; and volatility of 35%. A summary of the status of the Company's 1994 Stock Option Plan for fiscal 1997, 1996 and 1995 and the changes during those years is as follows:

                                                               1997                     1996                     1995
                                                      -----------------------  -----------------------  -----------------------
                                                                   WEIGHTED                 WEIGHTED                 WEIGHTED
                                                                    AVERAGE                  AVERAGE                  AVERAGE
                                                                   EXERCISE                 EXERCISE                 EXERCISE
                                                        SHARES       PRICE       SHARES       PRICE       SHARES       PRICE
                                                      ----------  -----------  ----------  -----------  ----------  -----------
Outstanding at beginning of year....................   2,315,434   $    9.14    2,240,800   $    9.17      297,500   $   12.21
Granted.............................................     636,000        9.59      166,000        8.76    2,080,700        8.82
Exercised...........................................     (54,612)       7.88       (7,499)       7.87       --          --
Forfeited...........................................     (80,224)       9.13      (83,867)       9.47     (137,400)      10.43
                                                      ----------               ----------               ----------
  Outstanding at end of year........................   2,816,598        9.27    2,315,434        9.14    2,240,800        9.17
                                                      ----------               ----------               ----------
                                                      ----------               ----------               ----------
Options exercisable at year-end.....................   1,334,087        9.26      715,452        9.37       76,348       11.98
Weighted-average fair value of options granted
  during the year...................................               $    4.72                $    4.40                $    4.43

                             PLAYTEX PRODUCTS, INC.

9. COMMON STOCK (CONTINUED)

    The following table summarizes information about fixed stock options outstanding at December 27, 1997:

                                                             OPTIONS OUTSTANDING               OPTIONS EXERCISABLE
                                                   ----------------------------------------  -----------------------
                                                      NUMBER        WEIGHTED                    NUMBER
                                                   OUTSTANDING       AVERAGE      WEIGHTED   EXERCISABLE   WEIGHTED
                                                        AT          REMAINING      AVERAGE        AT        AVERAGE
                                                   DECEMBER 27,    CONTRACTUAL    EXERCISE   DECEMBER 27,  EXERCISE
RANGE OF EXERCISE PRICES                               1997           LIFE         PRICES        1997       PRICES
-------------------------------------------------  ------------  ---------------  ---------  ------------  ---------
$6.750 to 7.000..................................       37,500           6.97     $  6.7500       37,500   $  6.7500
$7.000 to 8.000..................................      867,498           7.61        7.8750      570,581      7.8750
$8.000 to 9.000..................................       66,000           8.44        8.1269       22,601      8.1302
$9.000 to 10.000.................................    1,495,000           8.43        9.6904      435,334      9.8069
$10.000 to 13.000................................      350,600           7.10       11.3776      268,071     11.7632
                                                   ------------                              ------------
$6.750 to 13.000.................................    2,816,598           7.99        9.2655    1,334,087      9.2594
                                                   ------------                              ------------
                                                   ------------                              ------------

10. WRITE-OFF OF SMILETOTE-REGISTERED TRADEMARK- INTANGIBLE ASSETS

    During the fourth quarter of fiscal 1995 and in connection with certain strategic decisions regarding the SMILETOTE product line, the Company prepared financial projections to evaluate the SMILETOTE business in terms of projected net earnings and operating cash flows. Based upon the projections, management concluded that the unamortized value of the intangible assets associated with SMILETOTE had been permanently impaired. Consequently, the Company wrote off, in the fourth quarter of fiscal 1995, the remaining $6.4 million of intangible assets associated with SMILETOTE.

11. EXTRAORDINARY LOSS

    In July 1997, in connection with the 1997 Refinancing, the Company recorded an extraordinary loss of $4.1 million (net of income tax benefit of $2.3 million) for costs and expenses related to the write-off of the unamortized portion of deferred financing costs associated with the Company's previous credit agreement (see Note 6).

    In June 1995, in connection with the 1995 Transaction, Playtex recorded an extraordinary loss of $7.9 million (net of income tax benefit of $5.2 million) for costs and expenses related to the write-off of the unamortized portion of deferred financing costs associated with a previous credit agreement (see Note
6).

12. LEASES

    Future minimum payments under non-cancelable operating leases for fiscal years ending after December 27, 1997 are as follows (in thousands): $5,988 in 1998, $5,399 in 1999, $4,667 in 2000, $3,997 in 2001, $3,343 in 2002 and $10,353
in later years.

    Rent expense for operating leases amounted to (in thousands): $5,250, $5,201, and $5,092 for the twelve months ended December 27, 1997, December 28, 1996, and December 30, 1995, respectively.

                             PLAYTEX PRODUCTS, INC.

13. PENSION AND OTHER POSTRETIREMENT BENEFITS

    Defined Benefit Pension Plans--Substantially all Playtex U.S. hourly and approximately 90% of all Canadian employees participate in pension plans. At December 27, 1997, approximately 1,165 employees were covered by these plans, of which approximately 210 retirees or beneficiaries were receiving benefits.

    Changes in pension benefits, which are allocable to previous service of employees, and gains and losses that occur because actual experience differs from assumptions will be amortized over the estimated average future service period of employees. Actuarial assumptions for the plans include: (a) 9.0% for the expected long-term rate of return on plans assets, (b) 7.5% for the discount rate for calculating the projected benefit obligation and (c) 3.25% for the rate of average future increases in compensation levels.

    Net pension expense for the twelve months ended December 27, 1997, December 28, 1996, and December 30, 1995 includes the following components (in thousands):

                                                                                    TWELVE MONTHS ENDED
                                                                        -------------------------------------------
                                                                        DECEMBER 27,   DECEMBER 28,   DECEMBER 30,
                                                                            1997           1996           1995
                                                                        -------------  -------------  -------------
Service cost-benefits earned during the period........................    $     875      $     721      $     616
Interest cost on projected benefit obligation.........................        2,003          1,688          1,559
Actual return on plan assets..........................................       (4,632)        (3,711)        (6,000)
Amortization of prior service cost....................................           84             73             73
Amortization of unrecognized net gain.................................          (29)           (51)            (2)
Amortization of transition gain over 10 years.........................          (42)          (193)          (193)
Excess of actual return on plan assets over estimated.................        1,910          1,479          4,190
                                                                             ------         ------         ------
  Net pension expense.................................................    $     169      $       6      $     243
                                                                             ------         ------         ------
                                                                             ------         ------         ------

    A reconciliation of the projected benefit obligation for the pension plans to the prepaid pension expense recorded at December 27, 1997 and December 28, 1996 is as follows (in thousands):

                                                                                       DECEMBER 27,  DECEMBER 28,
                                                                                           1997          1996
                                                                                       ------------  ------------
Projected benefit obligation for service rendered to date............................   $  (29,116)   $  (24,347)
Plan assets at fair value, primarily listed stocks, money market funds and guaranteed
  investment contracts...............................................................       34,862        31,171
                                                                                       ------------  ------------
  Plan assets in excess of projected benefit obligation..............................        5,746         6,824
Unrecognized net gain from past experience different from that assumed and effects of
  changes in assumptions.............................................................       (3,743)       (4,398)
Prior service cost not yet recognized in net periodic pension cost...................          527           365
Unrecognized transition gain.........................................................         (335)         (395)
                                                                                       ------------  ------------
  Prepaid pension expense............................................................   $    2,195    $    2,396
                                                                                       ------------  ------------
                                                                                       ------------  ------------

    The portion of the projected benefit obligation at December 27, 1997 and December 28, 1996 representing the accumulated benefit obligation was $26.4 million, of which $25.6 million was vested, and $22.0 million, of which $21.2 million was vested, respectively.

                             PLAYTEX PRODUCTS, INC.

13. PENSION AND OTHER POSTRETIREMENT BENEFITS (CONTINUED)
    Postretirement Benefits Other than Pensions--Playtex provides Company-sponsored postretirement health care and life insurance benefits to certain U.S. retirees. These plans require employees to share in the costs. Approximately 88% of all U.S. personnel may become eligible for Company-sponsored postretirement health care and life insurance if they were to retire from the Company. The components of the postretirement benefit expense for the twelve months ended December 27, 1997, December 28, 1996, and December 30, 1995 are as follows (in thousands):

                                                                                      TWELVE MONTHS ENDED
                                                                        -----------------------------------------------
                                                                        DECEMBER 27,    DECEMBER 28,     DECEMBER 30,
                                                                            1997            1996             1995
                                                                        -------------  ---------------  ---------------
Service cost-benefits earned during the period........................    $     240       $     218        $     172
Interest cost on accumulated benefit obligation.......................          621             534              487
Net amortization and deferral.........................................          217              97              114
                                                                             ------           -----            -----
  Net periodic expense................................................    $   1,078       $     849        $     773
                                                                             ------           -----            -----
                                                                             ------           -----            -----

    The accumulated benefit obligations recorded on the consolidated balance sheets as of December 27, 1997 and December 28, 1996 consist of the following (in thousands):

                                                                                       DECEMBER 27,   DECEMBER 28,
                                                                                           1997           1996
                                                                                       -------------  -------------
Retirees.............................................................................    $   3,945      $   3,745
Fully eligible active employees......................................................        2,211          2,099
Other active plan participants.......................................................        2,782          2,641
                                                                                            ------         ------
  Accumulated postretirement benefit obligations.....................................        8,938          8,485
Unrecognized prior service costs.....................................................       (1,686)        (1,903)
Unrecognized net loss................................................................          (50)          (344)
                                                                                            ------         ------
  Accrued postretirement benefit obligations.........................................    $   7,202      $   6,238
                                                                                            ------         ------
                                                                                            ------         ------

    The assumed health care cost trend rate for 1997 was 9.0%. This rate grades down until the final trend rate of 5.25% is reached in 2005. A one percentage point increase in the assumed health care costs trend rate increases the sum of the service and interest costs components of the fiscal 1997 periodic postretirement benefit cost by 17%, and the accumulated postretirement benefit obligation as of December 27, 1997 by 15%. The discount rate used to estimate the accumulated postretirement benefit obligations was 7.5% at December 27, 1997 and December 28, 1996.

    Defined Contribution Benefit Plans -- Playtex also provides two non-contributory defined contribution plans and a contributory 401(k) plan covering various employee groups. The amounts charged to earnings for Playtex's defined contribution plans totaled $4.1 million, $4.6 million, and $4.7 million for the twelve months ended December 27, 1997, December 28, 1996, and December 30, 1995, respectively.

14. RELATED PARTY TRANSACTIONS

    Joel E. Smilow and Hercules P. Sotos, both former directors and senior executive officers of Playtex, are general partners of the Apparel Partnership, holding beneficial interests of 58.5% and 13.5%, respectively, in the Apparel Partnership. Under a consulting agreement, which commenced in the third

                             PLAYTEX PRODUCTS, INC.

14. RELATED PARTY TRANSACTIONS (CONTINUED) quarter of 1995, the Company has retained Mr. Smilow as a consultant for a five-year period at an annual fee of $250,000 plus expenses and certain benefits. The consulting agreement does not require Mr. Smilow to devote any minimum amount of time to the performance of consulting services.

    On October 31, 1995, Playtex and a wholly-owned subsidiary acquired all issued and outstanding common shares of BBH not previously owned by Playtex. Prior to the BBH Acquisition, BBH was controlled by Thomas Lee Equity Partners, L.P. and certain employees and affiliates of the Thomas H. Lee Company. Thomas
H. Lee, President of the Thomas H. Lee Company, is a director and a significant stockholder of Playtex. Beginning in December 1992, Playtex had a distribution agreement with Sun Pharmaceuticals Corp. ("Sun"), a wholly-owned subsidiary of BBH, pursuant to which Playtex was the exclusive distributor of Banana Boat products in all of the areas Sun had repurchased distribution rights from its then current distributors. Concurrent with the BBH Acquisition, the distribution agreement between Sun and Playtex was canceled. For the ten months ended October 31, 1995 Playtex purchased $30.1 million of Banana Boat products from Sun.

    Playtex believes that the terms of all the arrangements with the Apparel Partnership and BBH were fair to Playtex and comparable to those which could be obtained from unrelated third parties.

15. BUSINESS AND CREDIT CONCENTRATIONS

    Most of Playtex's customers are dispersed throughout the United States and Canada. No single customer accounted for more than 10% of Playtex's net sales in 1997, 1996, or 1995 with the exception of its largest customer (approximately 20% in 1997, 18% in 1996, and 17% in 1995). At December 27, 1997 and December
28, 1996, no account receivable from any customer was significant, except for the Company's largest customer (approximately $12.6 million in 1997 and $11.9 million in 1996). Aggregate receivables from high risk customers are not considered significant and Playtex estimates, based upon past experience, that it has sufficient reserves to cover any losses arising from any such accounts.

16. DISCLOSURE ABOUT THE FAIR VALUE OF FINANCIAL INSTRUMENTS

    CASH, RECEIVABLES, ACCOUNTS PAYABLE, INCOME TAXES AND ACCRUED EXPENSES The carrying amounts approximate fair value because of the short-term maturity of these instruments.

    1997 CREDIT AGREEMENT The carrying amounts approximate fair value because the rate of interest on borrowings under the 1997 Credit Agreement is, at Playtex's option, a function of various alternative short-term borrowing rates, as defined in the associated Credit Agreement.

                             PLAYTEX PRODUCTS, INC.

16. DISCLOSURE ABOUT THE FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED) LONG-TERM DEBT AND OTHER FINANCIAL INSTRUMENTS The fair value of the following financial instruments was estimated at December 27, 1997 and December 28, 1996 as follows (in thousands):

                                                                     DECEMBER 27, 1997       DECEMBER 28, 1996
                                                                   ----------------------  ----------------------
                                                                    CARRYING   ESTIMATED    CARRYING   ESTIMATED
                                                                     AMOUNT    FAIR VALUE    AMOUNT    FAIR VALUE
                                                                   ----------  ----------  ----------  ----------
9% Senior Subordinated Notes (a).................................  $  360,000  $  369,000  $  360,000  $  353,400
8 7/8% Unsecured Senior Notes (a)................................     150,000     153,750      --          --
15% Notes due from Playtex Apparel Partners, L.P. (b)............      80,017      80,017      80,017      80,017
15 1/2% Subordinated Notes due to Playtex Apparel Partners, L.P.
  (b)............................................................      78,386      78,386      78,386      78,386
Other noncurrent assets (c)......................................       3,626       3,520       4,224       4,100
Noncurrent liabilities (c).......................................      13,563      12,340      14,207      12,930

------------------------

(a) At December 27, 1997 and December 28, 1996, the estimates were based on the average range of bid/ ask quotes provided by independent securities dealers.

(b) The estimated fair value approximates the carrying amount at December 27, 1997 and December 28, 1996, based on the amount of future cash flows associated with these instruments, discounted using an appropriate interest rate.

(c) The fair values are based on a combination of actual cost associated with recent purchases or the amount of future cash flows discounted using Playtex's borrowing rate for similar instruments.

                             PLAYTEX PRODUCTS, INC.

17. INFORMATION BY MAJOR GEOGRAPHIC SEGMENT

    Net sales by geographic area represent sales to unaffiliated customers only. Intergeographic sales and transfers between geographic areas are nominal and have not been disclosed separately (in thousands).

                                                                                  TWELVE MONTHS ENDED
                                                                        ----------------------------------------
                                                                        DECEMBER 27,  DECEMBER 28,  DECEMBER 30,
                                                                            1997          1996          1995
                                                                        ------------  ------------  ------------
Sales:
  United States.......................................................   $  463,910    $  459,075    $  445,880
  Canada..............................................................       36,722        39,667        37,701
                                                                        ------------  ------------  ------------
                                                                         $  500,632    $  498,742    $  483,581
                                                                        ------------  ------------  ------------
                                                                        ------------  ------------  ------------

    Operating earnings is defined as total revenue less operating expenses. In computing operating earnings, interest and income taxes have not been deducted (in thousands).

                                                                                  TWELVE MONTHS ENDED
                                                                        ----------------------------------------
                                                                        DECEMBER 27,  DECEMBER 28,  DECEMBER 30,
                                                                            1997          1996          1995
                                                                        ------------  ------------  ------------
Operating earnings:
  United States.......................................................   $   99,720    $   97,702    $   80,085
  Canada..............................................................          (18)        1,498         2,201
                                                                        ------------  ------------  ------------
                                                                         $   99,702    $   99,200    $   82,286
                                                                        ------------  ------------  ------------
                                                                        ------------  ------------  ------------

    Identifiable assets by geographic area represent those assets that are used in Playtex's operations in each area (in thousands).

                                                                                       DECEMBER 27,  DECEMBER 28,
                                                                                           1997          1996
                                                                                       ------------  ------------
Identifiable assets (at period end):
  United States......................................................................   $  642,085    $  647,629
  Canada.............................................................................       10,473        12,702
                                                                                       ------------  ------------
                                                                                        $  652,558    $  660,331
                                                                                       ------------  ------------
                                                                                       ------------  ------------

                             PLAYTEX PRODUCTS, INC.

18. QUARTERLY DATA (UNAUDITED)

    The following is a summary of the quarterly results of operations and market price data for the Company for the twelve months ended December 27, 1997 and December 28, 1996 (in thousands, except per share data):

                             FIRST        SECOND         THIRD        FOURTH
                            QUARTER       QUARTER       QUARTER       QUARTER
                           ---------     ---------     ---------     ---------
FISCAL 1997
Net sales................  $ 136,410     $ 134,872      $ 117,675       $111,675
Operating earnings.......     30,679        26,287         24,130         18,606
Earnings before
  extraordinary loss.....      7,848         5,517          4,034          1,332
Net earnings (loss)......      7,848         5,517            (44)         1,332
Earnings per share (a):
Before extraordinary
  loss...................  $     .15     $     .11      $     .08       $    .03
Net earnings.............  $     .15     $     .11      $     .00       $    .03
Market price--high.......  $   11 3/4    $   11 1/2     $   10  1/4     $     11
           --low.........  $    7 7/8    $    9         $    8 13/16    $      9
FISCAL 1996
Net sales................  $ 143,067     $  131,872     $ 117,500       $106,303
Operating earnings.......     27,841         26,735        26,334         18,290
Net earnings.............      5,981          5,489         5,408          1,321
Earnings per share (a)...  $     .12     $      .11     $     .11       $    .03
Market price--high.......  $    8 5/8    $    10 3/8    $    9 1/2      $   9 1/2
           --low.........  $    6 5/8    $     7 1/8    $    7 1/2      $   7 1/8

------------------------

(a) Earnings per share data is computed independently for each of the periods presented; therefore, the sum of the earnings per share amounts for the quarters may not equal the total for the year. Amounts represent basic and diluted earnings per share.

                             PLAYTEX PRODUCTS, INC.

19. CONDENSED CONSOLIDATING FINANCIAL INFORMATION

8 7/8% UNSECURED SENIOR NOTES DUE 2004

    The Senior Notes are guaranteed by certain wholly-owned subsidiaries of the Company (the "8 7/8% Guarantors"), namely Playtex Sales & Services, Inc. ("PSSI"), Playtex Manufacturing, Inc. ("PMI"), Playtex Beauty Care, Inc. ("PBCI"), Playtex Investment Corp. ("PIC"), Playtex International Corp. ("PINTL"), TH Marketing Corp. ("THMC"), SmileTote, Inc. ("STI") and Sun Pharmaceuticals Corp. ("Sun"). The remaining first tier and lower tier subsidiaries of the Company are not guarantors of the 8 7/8% Notes (the " 8 7/8% Non-Guarantors"). PSSI provides sales solicitation, management and administrative services to Playtex and its U.S. affiliates. PMI is a contract manufacturer and contract research and development services provider for Playtex and its U.S. affiliates. PBCI is a manufacturer and distributor of JHIRMACK hair care products. PIC is an investment holding company which holds the Apparel Debentures (see Note 5). PINTL is sole shareholder of Playtex Limited, a manufacturer and distributor of Playtex products in Canada. THMC is the sole shareholder of Playtex Foreign Sales Corporation. STI is owner of certain infant care related intangible assets. Sun owns the BANANA BOAT trade name and certain other intangible assets associated with the BANANA BOAT business. Sun distributes its products outside the U.S. and Puerto Rico and to certain U.S. distributors excluding Playtex. Sun has entered into license agreements with Playtex and other unrelated licensors for the right to use the BANANA BOAT trade name and intangible assets associated with the BANANA BOAT sun and skin care business and manufacture and distribute BANANA BOAT products.

    The 8 7/8% Non-Guarantors include Playtex Limited and Playtex Foreign Sales Corporation("PFSC"), a foreign sales corporation as defined by Internal Revenue Code Section 922.

    The 8 7/8% Guarantors are joint and several guarantors of the 8 7/8% Notes. Such guarantees are joint and several obligations of the 8 7/8% Guarantors, are irrevocable, full and unconditional and are limited to the largest amount that would not render such 8 7/8% Guarantors' obligations under the guarantees subject to avoidance under any applicable federal or state fraudulent conveyance or similar law. The guarantees are senior subordinated obligations of the applicable 8 7/8% Guarantor, and are subordinated to all senior obligations of such 8 7/8% Guarantor, including guarantees of the Company's obligations under the 1997 Credit Agreement.

    The 8 7/8% Notes contain certain restrictions and limitations, which, among other things, restrict the type and/or amount of additional indebtedness that may be incurred by Playtex or its subsidiaries, payment of dividends and other distributions, issuance of preferred stock; loans and advances; certain transactions with Playtex stockholders and affiliates; certain mergers and consolidations; certain sales or transfers of assets; the creation of certain liens; the transfer of assets to certain subsidiaries; and restrictions on dividends and other distributions by subsidiaries, including the 8 7/8% Guarantors.

    The information which follows presents the condensed financial position as of December 27, 1997 and December 28, 1996 and condensed results of operations and cash flows for each of the fiscal years in the three year period ended December 27, 1997 of (a) the Company on a consolidated basis, (b) the parent company only ("Parent Company"), (c) the combined 8 7/8% Guarantors, and (d) the combined 8 7/8% Non-Guarantors.

                             PLAYTEX PRODUCTS, INC.

19. CONDENSED CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)
CONDENSED CONSOLIDATING BALANCE SHEET DATA
AS OF DECEMBER 27, 1997

(In thousands)

                                                                   PARENT                    NON-
                ASSETS                  CONSOLIDATED ELIMINATIONS  COMPANY   GUARANTORS   GUARANTORS
                                        -----------  -----------  ---------  -----------  -----------
Current assets........................   $ 125,362    $  --       $  71,923   $  43,820    $   9,619
Investment in subsidiaries............      --          (87,940)     77,776      10,164       --
Intercompany receivable...............      --         (158,030)    143,647      13,286        1,097
Net property, plant and equipment.....      54,810       --             235      53,718          857
Intangible assets.....................     388,743       --         322,216      66,522            5
Other noncurrent assets...............      83,643         (503)      3,629      80,517       --
                                        -----------  -----------  ---------  -----------  -----------
  Total assets........................   $ 652,558    $(246,473)  $ 619,426   $ 268,027    $  11,578
                                        -----------  -----------  ---------  -----------  -----------
                                        -----------  -----------  ---------  -----------  -----------
 LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities...................   $  68,960    $      22   $  57,590   $   8,807    $   2,541
Intercompany payable..................      --         (158,029)     --         157,641          388
Long-term debt........................     814,686       --         814,686      --           --
Other noncurrent liabilities..........      36,975         (507)     15,213      22,649         (380)
                                        -----------  -----------  ---------  -----------  -----------
  Total liabilities...................     920,621     (158,514)    887,489     189,097        2,549
Stockholders' equity..................    (268,063)     (87,959)   (268,063)     78,930        9,029
                                        -----------  -----------  ---------  -----------  -----------
  Total liabilities and stockholders'
    equity............................   $ 652,558    $(246,473)  $ 619,426   $ 268,027    $  11,578
                                        -----------  -----------  ---------  -----------  -----------
                                        -----------  -----------  ---------  -----------  -----------

CONDENSED CONSOLIDATING BALANCE SHEET DATA
AS OF DECEMBER 28, 1996

(In thousands)

                                                                   PARENT                    NON-
                ASSETS                  CONSOLIDATED ELIMINATIONS  COMPANY   GUARANTORS   GUARANTORS
                                        -----------  -----------  ---------  -----------  -----------
Current assets........................   $ 122,491    $  --       $  66,474   $  44,104    $  11,913
Investment in subsidiaries............      --          (79,245)     70,924       8,321       --
Intercompany receivable...............      --         (126,782)    120,717       6,065       --
Net property, plant and equipment.....      53,408       --             309      52,310          789
Intangible assets.....................     400,191       --         331,394      68,797       --
Other noncurrent assets...............      84,241         (504)      4,219      80,526       --
                                        -----------  -----------  ---------  -----------  -----------
  Total assets........................   $ 660,331    $(206,531)  $ 594,037   $ 260,123    $  12,702
                                        -----------  -----------  ---------  -----------  -----------
                                        -----------  -----------  ---------  -----------  -----------
 LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities...................   $ 115,969    $  --       $  69,584   $  42,348    $   4,037
Intercompany payable..................      --         (127,281)     --         126,500          781
Long-term debt........................     793,086       --         793,086      --           --
Other noncurrent liabilities..........      34,003         (504)     14,094      20,850         (437)
                                        -----------  -----------  ---------  -----------  -----------
  Total liabilities...................     943,058     (127,785)    876,764     189,698        4,381
Stockholders' equity..................    (282,727)     (78,746)   (282,727)     70,425        8,321
                                        -----------  -----------  ---------  -----------  -----------
  Total liabilities and stockholders'
    equity............................   $ 660,331    $(206,531)  $ 594,037   $ 260,123    $  12,702
                                        -----------  -----------  ---------  -----------  -----------
                                        -----------  -----------  ---------  -----------  -----------

                             PLAYTEX PRODUCTS, INC.

19. CONDENSED CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS DATA
FOR THE TWELVE MONTHS ENDED DECEMBER 27, 1997

(In thousands)

                                                                               PARENT                    NON-
                                                 CONSOLIDATED  ELIMINATIONS   COMPANY    GUARANTORS   GUARANTORS
                                                 ------------  ------------  ----------  -----------  -----------
Net revenues...................................   $  500,632    $ (226,874)  $  443,673   $ 245,797    $  38,036
Cost of sales..................................      195,980      (177,208)     186,482     168,411       18,295
                                                 ------------  ------------  ----------  -----------  -----------
  Gross profit.................................      304,652       (49,666)     257,191      77,386       19,741
Operating expenses:
Advertising, selling and administrative........      192,056       (49,666)     160,671      62,606       18,445
Amortization of intangibles....................       12,894        --           10,618       2,276       --
                                                 ------------  ------------  ----------  -----------  -----------
  Total operating expenses.....................      204,950       (49,666)     171,289      64,882       18,445
                                                 ------------  ------------  ----------  -----------  -----------
  Operating earnings...........................       99,702        --           85,902      12,504        1,296
Interest expense, net..........................       64,470        --           76,594     (12,003)        (121)
Equity in net earnings of subsidiaries.........       --            17,216      (16,110)     (1,106)      --
                                                 ------------  ------------  ----------  -----------  -----------
  Earnings before income taxes.................       35,232       (17,216)      25,418      25,613        1,417
Income taxes...................................       16,501        --            6,687       9,503          311
                                                 ------------  ------------  ----------  -----------  -----------
  Earnings before extraordinary loss...........       18,731       (17,216)      18,731      16,110        1,106
Extraordinary loss on early extinguishment of
  debt, net....................................       (4,078)       --           (4,078)     --           --
                                                 ------------  ------------  ----------  -----------  -----------
  Net earnings.................................   $   14,653    $  (17,216)  $   14,653   $  16,110    $   1,106
                                                 ------------  ------------  ----------  -----------  -----------
                                                 ------------  ------------  ----------  -----------  -----------

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS DATA
FOR THE TWELVE MONTHS ENDED DECEMBER 28, 1996
(IN THOUSANDS)

                                                                               PARENT                    NON-
                                                 CONSOLIDATED  ELIMINATIONS   COMPANY    GUARANTORS   GUARANTORS
                                                 ------------  ------------  ----------  -----------  -----------
Net revenues...................................   $  498,742    $ (167,269)  $  438,127   $ 188,217    $  39,667
Cost of sales..................................      192,512      (104,374)     161,849     116,884       18,153
                                                 ------------  ------------  ----------  -----------  -----------
  Gross profit.................................      306,230       (62,895)     276,278      71,333       21,514
Operating expenses:
Advertising, selling and administrative........      194,184       (62,895)     171,534      65,721       19,824
Amortization of intangibles....................       12,846        --           10,570       2,276       --
                                                 ------------  ------------  ----------  -----------  -----------
  Total operating expenses.....................      207,030       (62,895)     182,104      67,997       19,824
                                                 ------------  ------------  ----------  -----------  -----------
  Operating earnings...........................       99,200        --           94,174       3,336        1,690
Interest expense, net..........................       64,860        --           76,864     (12,004)      --
Equity in net earnings of subsidiaries.........       --            11,339      (10,456)       (883)      --
                                                 ------------  ------------  ----------  -----------  -----------
  Earnings before income taxes.................       34,340       (11,339)      27,766      16,223        1,690
Income taxes...................................       16,141        --            9,567       5,767          807
                                                 ------------  ------------  ----------  -----------  -----------
  Net earnings.................................   $   18,199    $  (11,339)  $   18,199   $  10,456    $     883
                                                 ------------  ------------  ----------  -----------  -----------
                                                 ------------  ------------  ----------  -----------  -----------

                             PLAYTEX PRODUCTS, INC.

19. CONDENSED CONSOLIDATED FINANCIAL INFORMATION (CONTINUED)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS DATA
FOR THE TWELVE MONTHS ENDED DECEMBER 30, 1995
(In thousands)

                                                                               PARENT                    NON-
                                                 CONSOLIDATED  ELIMINATIONS   COMPANY    GUARANTORS   GUARANTORS
                                                 ------------  ------------  ----------  -----------  -----------
Net revenues...................................   $  483,581    $   (7,879)  $  417,894   $  35,865    $  37,701
Cost of sales..................................      188,129        (6,817)     163,233      15,196       16,517
                                                 ------------  ------------  ----------  -----------  -----------
  Gross profit.................................      295,452        (1,062)     254,661      20,669       21,184
Operating expenses:
Advertising, selling and administrative........      195,457        (1,062)     152,975      24,685       18,859
Amortization of intangibles....................       17,709        --           10,427       7,282       --
                                                 ------------  ------------  ----------  -----------  -----------
  Total operating expenses.....................      213,166        (1,062)     163,402      31,967       18,859
                                                 ------------  ------------  ----------  -----------  -----------
  Operating earnings...........................       82,286        --           91,259     (11,298)       2,325
Interest expense, net..........................       71,361        --           83,326     (11,944)         (21)
Equity in net earnings of subsidiaries.........       --               491          808      (1,299)      --
                                                 ------------  ------------  ----------  -----------  -----------
  Earnings before income taxes.................       10,925          (491)       7,125       1,945        2,346
Income taxes...................................        8,151        --            4,351       2,753        1,047
                                                 ------------  ------------  ----------  -----------  -----------
  Earnings before extraordinary loss...........        2,774          (491)       2,774        (808)       1,299
Extraordinary loss on early extinguishment of
  debt, net....................................       (7,935)       --           (7,935)     --           --
                                                 ------------  ------------  ----------  -----------  -----------
  Net (loss) earnings..........................   $   (5,161)   $     (491)  $   (5,161)  $    (808)   $   1,299
                                                 ------------  ------------  ----------  -----------  -----------
                                                 ------------  ------------  ----------  -----------  -----------

                             PLAYTEX PRODUCTS, INC.

19. CONDENSED CONSOLIDATED FINANCIAL INFORMATION (CONTINUED)

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS DATA
FOR THE TWELVE MONTHS ENDED DECEMBER 27, 1997
(In thousands)

                                                                                PARENT                    NON-
                                                  CONSOLIDATED  ELIMINATIONS   COMPANY    GUARANTORS   GUARANTORS
                                                  ------------  ------------  ----------  -----------  -----------
Net earnings....................................   $   14,653    $  (17,216)  $   14,653   $  16,110    $   1,106
  Non-cash items included in earnings:
    Extraordinary loss..........................        4,078        --            4,078      --           --
    Amortization of intangibles.................       12,894        --           10,618       2,276       --
    Amortization of deferred financing costs....        2,163        --            2,163      --           --
    Depreciation................................        7,520        --               94       7,191          235
    Deferred taxes..............................        5,493        --            3,752       1,798          (57)
    Other, net..................................          249        17,216      (16,742)         42         (267)
  Increase in net working capital...............      (30,182)       --          (15,852)    (11,173)      (3,157)
                                                  ------------  ------------  ----------  -----------  -----------
      Net cash flows from (used for)
        operations..............................       16,868        --            2,764      16,244       (2,140)
                                                  ------------  ------------  ----------  -----------  -----------
Cash flows used for investing activities:
  Purchase of property, plant and equipment.....       (9,004)       --              (82)     (8,599)        (323)
                                                  ------------  ------------  ----------  -----------  -----------
      Net cash flows used for investing
        activities..............................       (9,004)       --              (82)     (8,599)        (323)
                                                  ------------  ------------  ----------  -----------  -----------
Cash flows used for financing activities:
  Net repayments under working capital
    facilities and long-term debt obligations...       (1,900)       --           (1,900)     --           --
  Payment of financing costs....................       (9,367)       --           (9,367)     --           --
  Issuance of shares of common stock, net.......          429        --              429      --           --
  Receipt (payment) of dividends................       --            --            7,645      (7,645)      --
                                                  ------------  ------------  ----------  -----------  -----------
      Net cash flows used for financing
        activities..............................      (10,838)       --           (3,193)     (7,645)      --
                                                  ------------  ------------  ----------  -----------  -----------
Decrease in cash................................       (2,974)       --             (511)     --           (2,463)
Cash at beginning of period.....................        6,205        --            1,179      --            5,026
                                                  ------------  ------------  ----------  -----------  -----------
Cash at end of period...........................   $    3,231    $   --       $      668   $  --        $   2,563
                                                  ------------  ------------  ----------  -----------  -----------
                                                  ------------  ------------  ----------  -----------  -----------

                             PLAYTEX PRODUCTS, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

19. Condensed Consolidated Financial Information (Continued)

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS DATA
FOR THE TWELVE MONTHS ENDED DECEMBER 28, 1996
(In thousands)

                                                                                 PARENT                     NON-
                                                   CONSOLIDATED  ELIMINATIONS    COMPANY    GUARANTORS   GUARANTORS
                                                   ------------  ------------  -----------  -----------  -----------
Net earnings.....................................   $   18,199    $  (11,339)   $  18,199    $  10,456    $     883
  Non-cash items included in earnings:
    Amortization of intangibles..................       12,846        --           10,570        2,276       --
    Amortization of deferred financing costs.....        2,089        --            2,089       --           --
    Depreciation.................................        8,929        --               72        8,605          252
    Deferred taxes...............................        6,842        --            7,963       (1,130)           9
    Other, net...................................           48        11,339      (10,279)      (1,003)          (9)
  Decrease (increase) in net working capital.....       11,351        --           13,273       (1,976)          54
                                                   ------------  ------------  -----------  -----------  -----------
      Net cash flows from operations.............       60,304        --           41,887       17,228        1,189
                                                   ------------  ------------  -----------  -----------  -----------
Cash flows used for investing activities:
  Purchase of property, plant and equipment......       (9,740)       --              (45)      (9,426)        (269)
                                                   ------------  ------------  -----------  -----------  -----------
      Net cash flows used for investing
        activities...............................       (9,740)       --              (45)      (9,426)        (269)
                                                   ------------  ------------  -----------  -----------  -----------
Cash flows used for financing activities:
  Net repayments under working capital facilities
    and long-term debt obligations...............      (50,350)       --          (50,350)      --           --
  Issuance of shares of common stock, net........           60        --               60       --           --
  Receipt (payment) of dividends.................       --            --            7,802       (7,802)      --
  Other, net.....................................           (9)       --               (9)      --           --
                                                   ------------  ------------  -----------  -----------  -----------
      Net cash flows used for financing
      activities.................................      (50,299)       --          (42,497)      (7,802)      --
                                                   ------------  ------------  -----------  -----------  -----------
Increase (decrease) in cash......................          265        --             (655)      --              920
Cash at beginning of period......................        5,940        --            1,834       --            4,106
                                                   ------------  ------------  -----------  -----------  -----------
Cash at end of period............................   $    6,205    $   --        $   1,179    $  --        $   5,026
                                                   ------------  ------------  -----------  -----------  -----------
                                                   ------------  ------------  -----------  -----------  -----------

                             PLAYTEX PRODUCTS, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

19. CONDENSED CONSOLIDATED FINANCIAL INFORMATION (CONTINUED)

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS DATA
FOR THE TWELVE MONTHS ENDED DECEMBER 30, 1995
(In thousands)

                                                                                 PARENT                    NON-
                                                  CONSOLIDATED  ELIMINATIONS    COMPANY    GUARANTORS   GUARANTORS
                                                  ------------  -------------  ----------  -----------  -----------
Net earnings....................................   $   (5,161)    $    (491)   $   (5,161)  $    (808)   $   1,299
  Non-cash items included in earnings:
    Extraordinary loss..........................        7,935        --             7,935      --           --
    Write-off of SMILETOTE intangibles..........        6,441        --            --           6,441       --
    Amortization of intangibles.................       11,268        --            10,424         844       --
    Amortization of deferred financing costs....        2,246        --             2,246      --           --
    Depreciation................................        8,496        --             8,000         295          201
    Deferred taxes..............................         (133)       --             1,039      (1,147)         (25)
    Other, net..................................         (291)          491           268      (1,299)         249
  (Increase) decrease in net working capital....       (3,722)       --            (6,443)      2,838         (117)
                                                  ------------        -----    ----------  -----------  -----------
      Net cash flows from operations............       27,079        --            18,308       7,164        1,607
                                                  ------------        -----    ----------  -----------  -----------
Cash flows (used for) from investing activities:
  Purchase of property, plant and equipment.....      (12,395)       --           (12,296)        (99)      --
  Business or investments acquired..............      (94,429)          737       (95,166)     --           --
                                                  ------------        -----    ----------  -----------  -----------
      Net cash flows (used for) from investing
        activities..............................     (106,824)          737      (107,462)        (99)      --
                                                  ------------        -----    ----------  -----------  -----------
Cash flows from (used for) financing activities:
  Net repayments under working capital
    facilities and long-term debt obligations...      (42,650)       --           (42,650)     --           --
  Long-term debt borrowings.....................      425,000        --           425,000      --           --
  Long-term debt repayments.....................     (468,000)       --          (468,000)     --           --
  Payment of financing costs....................       (9,113)       --            (9,113)     --           --
  Issuance of shares of common stock............      170,000        --           170,000      --           --
  Receipt (payment) of dividends................       --            --             7,802      (7,802)      --
  Other, net....................................           75        --                75      --           --
                                                  ------------        -----    ----------  -----------  -----------
      Net cash flows from (used for) financing
        activities..............................       75,312        --            83,114      (7,802)      --
                                                  ------------        -----    ----------  -----------  -----------
(Decrease)increase in cash......................       (4,433)          737        (6,040)       (737)       1,607
Cash at beginning of period.....................       10,373          (737)        7,874         737        2,499
                                                  ------------        -----    ----------  -----------  -----------
Cash at end of period...........................   $    5,940     $  --        $    1,834   $  --        $   4,106
                                                  ------------        -----    ----------  -----------  -----------
                                                  ------------        -----    ----------  -----------  -----------

                             PLAYTEX PRODUCTS, INC.

19. CONDENSED CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

9% SENIOR SUBORDINATED NOTES DUE 2003

    The 9% Notes are guaranteed by certain wholly-owned subsidiaries of the Company (the "9% Guarantors"), PSSI, PMI, THMC, STI, and Sun. The remaining first tier and lower tier subsidiaries of the Company are not guarantors of the 9% Notes (the "9% Non-Guarantors"). The 9% Non-Guarantors include PBCI, PIC, PINTL, Playtex Limited and PFSC.

    The 9% Guarantors are joint and several guarantors of the 9% Notes. Such guarantees are joint and several obligations of the 9% Guarantors, are irrevocable, and full and unconditional and are limited to the largest amount that would not render such 9% Guarantors' obligations under the guarantees subject to avoidance under any applicable federal or state fraudulent conveyance or similar law. The guarantees are senior subordinated obligations of the applicable 9% Guarantor, and are subordinated to all senior obligations of such 9% Guarantor, including guarantees of the Company's obligations under the 1997 Refinancing.

    The 9% Notes contain certain restrictions and limitations, which, among other things, restrict the type and/or amount of additional indebtedness that may be incurred by Playtex or its subsidiaries, payment of dividends and other distributions, issuances of preferred stock; loans and advances; certain transactions with Playtex stockholders and affiliates; certain mergers and consolidations; certain sales or transfers of assets; the creation of certain liens; the transfer of assets to certain subsidiaries; and restrictions on dividends and other distributions by subsidiaries, including the 9% Guarantors.

    The information which follows presents the condensed financial position as of December 27, 1997 and December 28, 1996 and condensed results of operations and cash flows for each of the fiscal years in the three year period ended December 27, 1997 of (a) the Company on a consolidated basis, (b) the parent company only ("Parent Company"), (c) the combined 9% Guarantors, and (d) the combined 9% Non-Guarantors. In July 1997, the 9% Notes Indenture was amended adding THMC and STI as guarantors of the 9% Notes. The 9% Notes Guarantor financial statements for 1996 and 1995 have been restated to reflect the addition of THMC and STI as guarantors.

                             PLAYTEX PRODUCTS, INC.

19. CONDENSED CONSOLIDATED FINANCIAL INFORMATION (CONTINUED)

CONDENSED CONSOLIDATING BALANCE SHEET DATA
AS OF DECEMBER 27, 1997
(In thousands)

                                                                               PARENT                    NON-
                                                 CONSOLIDATED  ELIMINATIONS   COMPANY    GUARANTORS   GUARANTORS
                                                 ------------  ------------  ----------  -----------  -----------
                    ASSETS
Current assets.................................   $  125,362    $   --       $   71,923   $  40,293    $  13,146
Investment in subsidiaries.....................       --           (80,084)      77,776       1,154        1,154
Intercompany receivable........................       --          (158,024)     143,647      13,280        1,097
Net property, plant and equipment..............       54,810        --              235      53,210        1,365
Intangible assets..............................      388,743        --          322,216      64,542        1,985
Other noncurrent assets........................       83,643          (503)       3,629      --           80,517
                                                 ------------  ------------  ----------  -----------  -----------
  Total assets.................................   $  652,558    $ (238,611)  $  619,426   $ 172,479    $  99,264
                                                 ------------  ------------  ----------  -----------  -----------
                                                 ------------  ------------  ----------  -----------  -----------
     LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities............................   $   68,960    $       22   $   57,590   $   7,520    $   3,828
Intercompany payable...........................       --          (158,023)      --          29,179      128,844
Long-term debt.................................      814,686        --          814,686      --           --
Other noncurrent liabilities...................       36,975          (507)      15,213       4,636       17,633
                                                 ------------  ------------  ----------  -----------  -----------
  Total liabilities............................      920,621      (158,508)     887,489      41,335      150,305
Stockholders' equity...........................     (268,063)      (80,103)    (268,063)    131,144      (51,041)
                                                 ------------  ------------  ----------  -----------  -----------
  Total liabilities and stockholders' equity...   $  652,558    $ (238,611)  $  619,426   $ 172,479    $  99,264
                                                 ------------  ------------  ----------  -----------  -----------
                                                 ------------  ------------  ----------  -----------  -----------

CONDENSED CONSOLIDATING BALANCE SHEET DATA
AS OF DECEMBER 28, 1996
(In thousands)

                                                                               PARENT                    NON-
                                                 CONSOLIDATED  ELIMINATIONS   COMPANY    GUARANTORS   GUARANTORS
                                                 ------------  ------------  ----------  -----------  -----------
                    ASSETS
Current assets.................................   $  122,491    $   --       $   66,474   $  39,436    $  16,581
Investment in subsidiaries.....................       --           (70,209)      70,209      --           --
Intercompany receivable........................       --          (127,497)     122,393       5,103            1
Net property, plant and equipment..............       53,408        --              309      51,743        1,356
Intangible assets..............................      400,191        --          331,394      66,749        2,048
Other noncurrent assets........................       84,241          (495)       4,219      --           80,517
                                                 ------------  ------------  ----------  -----------  -----------
  Total assets.................................   $  660,331    $ (198,201)  $  594,998   $ 163,031    $ 100,503
                                                 ------------  ------------  ----------  -----------  -----------
                                                 ------------  ------------  ----------  -----------  -----------

     LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities............................   $  115,969    $   --       $   70,545   $  38,762    $   6,662
Intercompany payable...........................       --          (127,272)      --          --          127,272
Long-term debt.................................      793,086        --          793,086      --           --
Other noncurrent liabilities...................       34,003          (504)      14,094       2,813       17,600
                                                 ------------  ------------  ----------  -----------  -----------
  Total liabilities............................      943,058      (127,776)     877,725      41,575      151,534
Stockholders' equity...........................     (282,727)      (70,425)    (282,727)    121,456      (51,031)
                                                 ------------  ------------  ----------  -----------  -----------
  Total liabilities and stockholders' equity...   $  660,331    $ (198,201)  $  594,998   $ 163,031    $ 100,503
                                                 ------------  ------------  ----------  -----------  -----------
                                                 ------------  ------------  ----------  -----------  -----------

                             PLAYTEX PRODUCTS, INC.

19. CONDENSED CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS DATA
FOR THE TWELVE MONTHS ENDED DECEMBER 27, 1997
(In thousands)

                                                                               PARENT                    NON-
                                                 CONSOLIDATED  ELIMINATIONS   COMPANY    GUARANTORS   GUARANTORS
                                                 ------------  ------------  ----------  -----------  -----------
Net revenues...................................   $  500,632    $ (226,538)  $  443,673   $ 230,102    $  53,395
Cost of sales..................................      195,980      (176,872)     186,482     160,609       25,761
                                                 ------------  ------------  ----------  -----------  -----------
  Gross profit.................................      304,652       (49,666)     257,191      69,493       27,634
Operating expenses:
Advertising, selling and administrative........      192,056       (49,666)     160,671      51,826       29,225
Amortization of intangibles....................       12,894        --           10,618       2,208           68
                                                 ------------  ------------  ----------  -----------  -----------
  Total operating expenses.....................      204,950       (49,666)     171,289      54,034       29,293
                                                 ------------  ------------  ----------  -----------  -----------
  Operating earnings (loss)....................       99,702        --           85,902      15,459       (1,659)
Interest expense, net..........................       64,470        --           76,594      --          (12,124)
Equity in net earnings of subsidiaries.........       --            18,418      (16,110)     (1,154)      (1,154)
                                                 ------------  ------------  ----------  -----------  -----------
  Earnings before income taxes.................       35,232       (18,418)      25,418      16,613       11,619
Income taxes...................................       16,501        --            6,687       6,229        3,585
                                                 ------------  ------------  ----------  -----------  -----------
Earnings before extraordinary loss.............       18,731       (18,418)      18,731      10,384        8,034
Extraordinary loss on early extinguishment of
  debt, net....................................       (4,078)       --           (4,078)     --           --
                                                 ------------  ------------  ----------  -----------  -----------
  Net earnings.................................   $   14,653    $  (18,418)  $   14,653   $  10,384    $   8,034
                                                 ------------  ------------  ----------  -----------  -----------
                                                 ------------  ------------  ----------  -----------  -----------

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS DATA
FOR THE TWELVE MONTHS ENDED DECEMBER 28, 1996
(In thousands)

                                                                               PARENT                    NON-
                                                 CONSOLIDATED  ELIMINATIONS   COMPANY    GUARANTORS   GUARANTORS
                                                 ------------  ------------  ----------  -----------  -----------
Net revenues...................................   $  498,742    $ (167,269)  $  438,127   $ 169,020    $  58,864
Cost of sales..................................      192,512      (104,374)     161,849     108,699       26,338
                                                 ------------  ------------  ----------  -----------  -----------
  Gross profit.................................      306,230       (62,895)     276,278      60,321       32,526
Operating expenses:
Advertising, selling and administrative........      194,184       (62,895)     171,534      53,671       31,874
Amortization of intangibles....................       12,846        --           10,570       2,208           68
                                                 ------------  ------------  ----------  -----------  -----------
  Total operating expenses.....................      207,030       (62,895)     182,104      55,879       31,942
                                                 ------------  ------------  ----------  -----------  -----------
  Operating earnings...........................       99,200        --           94,174       4,442          584
Interest expense, net..........................       64,860        --           76,864      --          (12,004)
Equity in net earnings of subsidiaries.........       --            10,456      (10,456)     --           --
                                                 ------------  ------------  ----------  -----------  -----------
  Earnings before income taxes.................       34,340       (10,456)      27,766       4,442       12,588
Income taxes...................................       16,141        --            9,567       2,034        4,540
                                                 ------------  ------------  ----------  -----------  -----------
  Net earnings.................................   $   18,199    $  (10,456)  $   18,199   $   2,408    $   8,048
                                                 ------------  ------------  ----------  -----------  -----------
                                                 ------------  ------------  ----------  -----------  -----------

                             PLAYTEX PRODUCTS, INC.

19. CONDENSED CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS DATA
FOR THE TWELVE MONTHS ENDED DECEMBER 30, 1995
(In thousands)

                                                                               PARENT                    NON-
                                                 CONSOLIDATED  ELIMINATIONS   COMPANY    GUARANTORS   GUARANTORS
                                                 ------------  ------------  ----------  -----------  -----------
Net revenues...................................   $  483,581    $   (7,427)  $  417,894   $   1,622    $  71,492
Cost of sales..................................      188,129        (6,365)     163,233       1,227       30,034
                                                 ------------  ------------  ----------  -----------  -----------
  Gross profit.................................      295,452        (1,062)     254,661         395       41,458
Operating expenses:
Advertising, selling and administrative........      195,457        (1,062)     152,975         830       42,714
Amortization of intangibles....................       17,709        --           10,427       7,214           68
                                                 ------------  ------------  ----------  -----------  -----------
  Total operating expenses.....................      213,166        (1,062)     163,402       8,044       42,782
                                                 ------------  ------------  ----------  -----------  -----------
  Operating earnings (loss)....................       82,286        --           91,259      (7,649)      (1,324)
Interest expense, net..........................       71,361        --           83,326      --          (11,965)
Equity in net earnings of subsidiaries.........       --              (808)         808      --           --
                                                 ------------  ------------  ----------  -----------  -----------
  Earnings before income taxes.................       10,925           808        7,125      (7,649)      10,641
Income taxes...................................        8,151        --            4,351        (150)       3,950
                                                 ------------  ------------  ----------  -----------  -----------
  Earnings before extraordinary loss...........        2,774           808        2,774      (7,499)       6,691
Extraordinary loss on early extinguishment of
  debt, net....................................       (7,935)       --           (7,935)     --           --
                                                 ------------  ------------  ----------  -----------  -----------
  Net (loss) earnings..........................   $   (5,161)   $      808   $   (5,161)  $  (7,499)   $   6,691
                                                 ------------  ------------  ----------  -----------  -----------
                                                 ------------  ------------  ----------  -----------  -----------

                             PLAYTEX PRODUCTS, INC.

19. CONDENSED CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS DATA
FOR THE TWELVE MONTHS ENDED DECEMBER 27, 1997

(In thousands)

                                                                                 PARENT                     NON-
                                                   CONSOLIDATED  ELIMINATIONS    COMPANY    GUARANTORS   GUARANTORS
                                                   ------------  ------------  -----------  -----------  -----------
Net earnings.....................................   $   14,653    $  (18,418)   $  14,653    $  10,384    $   8,034
  Non-cash items included in earnings:
    Extraordinary loss...........................        4,078        --            4,078       --           --
    Amortization of intangibles..................       12,894        --           10,618        2,208           68
    Amortization of deferred financing costs.....        2,163        --            2,163       --           --
    Depreciation.................................        7,520        --               94        7,074          352
    Deferred taxes...............................        5,493        --            3,752        1,823          (82)
    Other, net...................................          249        18,418      (16,742)          (5)      (1,422)
  Increase in net working capital................      (30,182)       --          (15,852)     (12,943)      (1,387)
                                                   ------------  ------------  -----------  -----------  -----------
      Net cash flows from operations.............       16,868        --            2,764        8,541        5,563
                                                   ------------  ------------  -----------  -----------  -----------
Cash flows used for investing activities:
  Purchase of property, plant and equipment......       (9,004)       --              (82)      (8,541)        (381)
                                                   ------------  ------------  -----------  -----------  -----------
      Net cash flows used for investing
        activities...............................       (9,004)       --              (82)      (8,541)        (381)
                                                   ------------  ------------  -----------  -----------  -----------
Cash flows used for financing activities:
  Net payments under working capital facilities
    and long-term debt obligations...............       (1,900)       --           (1,900)      --           --
  Payment of financing costs.....................       (9,367)       --           (9,367)      --           --
  Issuance of shares of common stock.............          429        --              429       --           --
  Receipt (payment) of dividends.................       --            --            7,645       --           (7,645)
                                                   ------------  ------------  -----------  -----------  -----------
      Net cash flows used for financing
        activities...............................      (10,838)       --           (3,193)      --           (7,645)
                                                   ------------  ------------  -----------  -----------  -----------
Decrease in cash.................................       (2,974)       --             (511)      --           (2,463)
Cash at beginning of period......................        6,205        --            1,179       --            5,026
                                                   ------------  ------------  -----------  -----------  -----------
Cash at end of period............................   $    3,231    $   --        $     668    $  --        $   2,563
                                                   ------------  ------------  -----------  -----------  -----------
                                                   ------------  ------------  -----------  -----------  -----------

                             PLAYTEX PRODUCTS, INC.

19. CONDENSED CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS DATA
FOR THE TWELVE MONTHS ENDED DECEMBER 28, 1996:
(In thousands)

                                                                               PARENT                    NON-
                                                 CONSOLIDATED  ELIMINATIONS   COMPANY    GUARANTORS   GUARANTORS
                                                 ------------  ------------  ----------  -----------  -----------
Net earnings...................................   $   18,199    $  (10,456)  $   18,199   $   2,409    $   8,047
  Non-cash items included in earnings:
    Amortization of intangibles................       12,846        --           10,570       2,208           68
    Amortization of deferred financing costs...        2,089        --            2,089      --           --
    Depreciation...............................        8,929        --               72       8,428          429
    Deferred taxes.............................        6,842        --            7,963      (1,437)         316
    Other, net.................................           48        10,456      (10,279)       (120)          (9)
  Decrease (increase) in net working capital...       11,351        --           13,273      (2,074)         152
                                                 ------------  ------------  ----------  -----------  -----------
      Net cash flows from operations...........       60,304        --           41,887       9,414        9,003
                                                 ------------  ------------  ----------  -----------  -----------
Cash flows used for investing activities:
  Purchase of property, plant and equipment....       (9,740)       --              (45)     (9,414)        (281)
                                                 ------------  ------------  ----------  -----------  -----------
      Net cash flows used for investing
        activities.............................       (9,740)       --              (45)     (9,414)        (281)
                                                 ------------  ------------  ----------  -----------  -----------
Cash flows used for financing activities:
  Net payments under working capital facilities
    and long-term debt obligations.............      (50,350)       --          (50,350)     --           --
  Issuance of shares of common stock...........           60        --               60      --           --
  Receipt (payment) of dividends...............       --            --            7,802      --           (7,802)
  Other, net...................................           (9)       --               (9)     --           --
                                                 ------------  ------------  ----------  -----------  -----------
      Net cash flows used for financing
        activities.............................      (50,299)       --          (42,497)     --           (7,802)
                                                 ------------  ------------  ----------  -----------  -----------
Increase (decrease) in cash....................          265        --             (655)     --              920
Cash at beginning of period....................        5,940        --            1,834      --            4,106
                                                 ------------  ------------  ----------  -----------  -----------
Cash at end of period..........................   $    6,205    $   --       $    1,179   $  --        $   5,026
                                                 ------------  ------------  ----------  -----------  -----------
                                                 ------------  ------------  ----------  -----------  -----------

                             PLAYTEX PRODUCTS, INC.

19. CONDENSED CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS DATA
FOR THE TWELVE MONTHS ENDED DECEMBER 30, 1995
(In thousands)

                                                                                PARENT                     NON-
                                                 CONSOLIDATED  ELIMINATIONS     COMPANY    GUARANTORS   GUARANTORS
                                                 ------------  -------------  -----------  -----------  -----------
Net earnings...................................   $   (5,161)    $     808    $    (5,161)  $  (7,499)   $   6,691
  Non-cash items included in earnings:
    Extraordinary loss.........................        7,935        --              7,935      --           --
    Write-off of SMILETOTE intangibles.........        6,441        --            --            6,441       --
    Amortization of intangibles................       11,268        --             10,424         776           68
    Amortization of deferred financing costs...        2,246        --              2,246      --           --
    Depreciation...............................        8,496        --              8,000      --              496
    Deferred taxes.............................         (133)       --              1,039         191       (1,363)
    Other, net.................................         (291)         (808)           268      --              249
  (Increase) decrease in net working capital...       (3,722)       --             (6,443)       (646)       3,367
                                                 ------------        -----    -----------  -----------  -----------
      Net cash flows from operations...........       27,079        --             18,308        (737)       9,508
                                                 ------------        -----    -----------  -----------  -----------
Cash flows (used for) from investing
  activities:
  Purchase of property, plant and equipment....      (12,395)       --            (12,296)     --              (99)
  Business or investments acquired.............      (94,429)          737        (95,166)     --           --
                                                 ------------        -----    -----------  -----------  -----------
      Net cash flows (used for) from investing
        activities.............................     (106,824)          737       (107,462)     --              (99)
                                                 ------------        -----    -----------  -----------  -----------
Cash flows from (used for) financing
  activities:
  Net payments under working capital facilities
    and long-term debt obligations.............      (42,650)       --            (42,650)     --           --
  Long-term debt borrowings....................      425,000        --            425,000      --           --
  Long-term debt payments......................     (468,000)       --           (468,000)     --           --
  Payment of financing costs...................       (9,113)       --             (9,113)     --           --
  Issuance of shares of common stock...........      170,000        --            170,000      --           --
  Receipt (payment) of dividends...............       --            --              7,802      --           (7,802)
  Other, net...................................           75        --                 75      --           --
                                                 ------------        -----    -----------  -----------  -----------
      Net cash flows from (used for) financing
        activities.............................       75,312        --             83,114      --           (7,802)
                                                 ------------        -----    -----------  -----------  -----------
(Decrease) increase in cash....................       (4,433)          737         (6,040)       (737)       1,607
Cash at beginning of period....................       10,373          (737)         7,874         737        2,499
                                                 ------------        -----    -----------  -----------  -----------
Cash at end of period..........................   $    5,940     $  --        $     1,834   $  --        $   4,106
                                                 ------------        -----    -----------  -----------  -----------
                                                 ------------        -----    -----------  -----------  -----------

                             PLAYTEX PRODUCTS, INC.

20. SUBSEQUENT EVENTS

    On January 6, 1998, the Company acquired Carewell Industries, Inc. ("Carewell") for approximately $9.2 million in cash. Carewell manufactures and markets the Dentax-Registered Trademark- line of toothbrushes, toothpaste, and dental floss for distribution through food stores, drug chains, and mass merchandisers. The acquisition, which was financed through the Company's 1997 Revolving Credit Facility, will be accounted for as a purchase.

    On January 26, 1998, the Company acquired certain tangible and intangible assets related to the Binky-Registered Trademark- pacifier business from Binky-Griptight, Inc. for approximately $1.2 million cash and $0.5 million in notes payable due July 27,1998. The acquisition, which was financed through the Company's 1997 Revolving Credit Facility, will be accounted for as a purchase.

    On January 28, 1998, the Company acquired PCH for approximately $91.0 million in cash and 9,257,345 shares of the Company's common stock. PCH manufactures and markets a number of leading consumer product brands, including Wet Ones-Registered Trademark- pre-moistened towelettes,
Chubs-Registered Trademark- baby wipes, Ogilvie-Registered Trademark- home permanent products, Binaca-Registered Trademark- breath spray and drops, Mr. Bubble-Registered Trademark- children's bubble bath products, Diaparene-Registered Trademark- infant care products,
Tussy-Registered Trademark- deodorants, Dorothy Gray-Registered Trademark- skin care products and Better Off-Registered Trademark- depilatories. The cash portion of the consideration paid for the PCH transaction was financed with borrowings under the 1997 Term Loan (see Note 6). The acquisition will be accounted for as a purchase.

                             PLAYTEX PRODUCTS, INC.
                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders
Playtex Products, Inc.:

    We have audited the accompanying consolidated balance sheets of Playtex Products, Inc. and subsidiaries as of December 27, 1997 and December 28, 1996, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the twelve months ended December 27, 1997, December 28, 1996 and December 30, 1995. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Playtex Products, Inc. and subsidiaries as of December 27, 1997 and December 28, 1996 and the results of their operations and their cash flows for the twelve months ended December 27, 1997, December 28, 1996 and December 30, 1995, in conformity with generally accepted accounting principles.

                                          /s/ KPMG Peat Marwick LLP

February 5, 1998
Stamford, Connecticut

                             PLAYTEX PRODUCTS, INC.
                              REPORT OF MANAGEMENT

    The management of Playtex Products, Inc. is responsible for the financial and operating information contained in the Annual Report, including the financial statements covered by the independent auditors' report. These statements were prepared in conformity with generally accepted accounting principles and include, where necessary, informed estimates and judgements.

    The Company maintains systems of accounting and internal control designed to provide reasonable assurance that assets are safeguarded against loss, and that transactions are executed and recorded properly so as to ensure that the financial records are reliable for preparing financial statements.

    Elements of these control systems are the establishment and communication of accounting and administrative policies and procedures, the selection and training of qualified personnel, and continuous programs of internal review.

    The Company's financial statements are reviewed by its Audit Committee, which is composed entirely of non-employee Directors. This Committee meets with the independent auditors and management to review the scope and results of the annual audit, interim reviews, internal controls, and financial reporting matters. The independent auditors have direct access to the Audit Committee.

/s/ MICHAEL R. GALLAGHER

Chief Executive Officer
and Director

/s/ MICHAEL F. GOSS

Executive Vice President,
Chief Financial Officer,
and Director

Westport, Connecticut
February 5, 1998

                             PLAYTEX PRODUCTS, INC.

                               OTHER INFORMATION

CORPORATE INFORMATION

    Shares of Playtex's Common Stock are traded on the New York Stock Exchange under the symbol PYX. Playtex has not paid a cash dividend since its inception, and its present policy is to retain earnings for use in its business. Under its debt agreements, Playtex is restricted from paying dividends unless it meets certain specified financial criteria immediately following such payment.

STOCK TRANSFER AGENT AND REGISTRAR

ChaseMellon Shareholder Services, L.L.C.
80 Challenger Road
Ridgefield Park, New Jersey 07660
(800)851-9677
www.chasemellon.com

INDEPENDENT AUDITORS

KPMG Peat Marwick LLP
3001 Summer Street
Stamford, CT 06905

CORPORATE OFFICES

Playtex Products, Inc.
300 Nyala Farms Road
Westport, CT 06880

10-K REPORT

    A copy of Annual Report on Form 10-K filed with the Securities and Exchange Commission by Playtex Products, Inc. for the year ended December 27, 1997 is available upon request from the Secretary of the Corporation at the Company's corporate offices. Requests may be faxed to (203)341-4260. A copy of Annual Report on Form 10-K may also be obtained on-line at www.playtexproductsinc.com.

                             PLAYTEX PRODUCTS, INC.

BOARD OF DIRECTORS

  Robert B. Haas                Chairman and Director, Chairman of the Board and Chief
                                  Executive Officer of Haas Wheat & Partners Incorporated

  Michael R. Gallagher          Chief Executive Officer

  Michael F. Goss               Executive Vice President and Chief Financial Officer

  Thomas H. Lee                 President of the Thomas H. Lee Company

  Kenneth F. Yontz              Chairman of the Board, President and Chief Executive Officer
                                  of Sybron International Corporation

  Douglas D. Wheat              President of Haas Wheat & Partners Incorporated

  Michael R. Eisenson           President and Chief Executive Officer of Harvard Private
                                  Capital Group, Inc.

  Timothy O. Fisher             Vice President of The Hillman Group

  C. Ann Merrifield             President of Genzyme Genetics

  John W. Childs                President of J.W. Childs Associates, L.P.

  Wyche H. Walton               Senior Vice President of Haas Wheat & Partners Incorporated

PRINCIPAL OFFICERS

  Michael R. Gallagher          Chief Executive Officer and Director

  Michael F. Goss               Executive Vice President, Chief Financial Officer, and
                                  Director

  Richard G. Powers             President, Personal Products Division

  Max R. Recone                 President, Consumer Products Division

  James S. Cook                 Senior Vice President, Operations

  Irwin S. Butensky             Senior Vice President, Research & Development

  John D. Leahy                 Senior Vice President, Corporate Sales/International

  Paul E. Yestrumskas           Vice President, General Counsel and Secretary

  Frank M. Sanchez              Vice President, Human Resources

  Glenn A. Forbes               Vice President, Finance

    This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Items 1, 2, 3 and 4.

                           /X/  PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE

1. Election of directors to serve until the election and qualification of his or her successor.

INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.

                                                                        Nominee
FOR all nominees      WITHHOLD AUTHORITY    R. Haas               M. Gallagher          M. Goss
listed to the right   to vote for all       K. Yontz              T. Fisher             D. Wheat
(Except as marked to  nominees listed to    M. Eisenson           C. Merrifield         J. Childs
the contrary) / /     the right / /

2. The ratification of the Amendment to the Company's By-laws requiring that one Non-Purchaser Director be designated by J.W. Childs Equity Partners, L.P.

             FOR / /             AGAINST / /             ABSTAIN / /

3. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for the corporation for fiscal year 1998.

             FOR / /             AGAINST / /             ABSTAIN / /

4. The ratification of the amendment to the Playtex 1994 Stock Option Plan for Directors and Executive and Key Employees.

             FOR / /             AGAINST / /             ABSTAIN / /

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                              RECEIPT IS ACKNOWLEDGED OF NOTICE
                                                AND PROXY STATEMENT FOR THE
                                                FOREGOING MEETING AND OF ANNUAL
                                                REPORT TO STOCKHOLDERS FOR THE
                                                FISCAL YEAR ENDED DECEMBER 27,
                                                1997.

                                              PLEASE SIGN EXACTLY AS NAME
                                                APPEARS BELOW. WHEN SHARES ARE
                                                HELD BY JOINT TENANTS, BOTH
                                                SHOULD SIGN. WHEN SIGNING AS
                                                ATTORNEY, EXECUTOR,
                                                ADMINISTRATOR, TRUSTEE OR
                                                GUARDIAN, PLEASE GIVE FULL TITLE
                                                AS SUCH. IF A CORPORATION,
                                                PLEASE SIGN IN FULL CORPORATE
                                                NAME BY PRESIDENT OR OTHER
                                                AUTHORIZED OFFICER. IF A
                                                PARTNERSHIP, PLEASE SIGN IN
                                                PARTNERSHIP NAME BY AUTHORIZED
                                                PERSON.

                                              __________________________________
                                              SIGNATURE

                                              __________________________________
                                              SIGNATURE IF HELD JOINTLY

                                              DATED ______________________, 1998
                                              PLEASE MARK, SIGN, DATE AND RETURN
                                                THE PROXY CARD PROMPTLY USING
                                                THE ENCLOSED ENVELOPE.